UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant                            [X]
Filed by party other than the Registrant           [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant toss. 240.14a-11(c) orss.  240.14a-12

                         ------------------------------

                           SELECT COMFORT CORPORATION
                (Name of Registrant as Specified In Its Charter)

                           SELECT COMFORT CORPORATION
                   (Name of Person(s) Filing Proxy Statement)

                         ------------------------------
Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     _________________________________


     (2)  Aggregate number of securities to which transaction applies:

     _________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     _________________________________

     (4)  Proposed maximum aggregate value of transaction:

     _________________________________

     (5)  Total fee paid:

     _________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1    Amount Previously Paid:
     _________________________________

     2    Form, Schedule or Registration Statement No.:
     _________________________________

     3    Filing Party:
     _________________________________

     4    Date Filed:
     _________________________________

                                     [LOGO]




                             6105 TRENTON LANE NORTH
                          MINNEAPOLIS, MINNESOTA 55442

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 17, 2001

TO THE SHAREHOLDERS OF SELECT COMFORT CORPORATION:

     The Annual Meeting of Shareholders of Select Comfort Corporation, a Minnesota corporation (the "Company"), will be held on Tuesday, July 17, 2001, at 3:00 p.m., local time, at the Hilton Hotel Minneapolis North, 2200 Freeway Blvd., Brooklyn Center, Minnesota 55430, for the following purposes:

1.   To elect three persons to serve as directors for three-year terms;

2. To consider and act upon a proposal to grant full voting rights to The St. Paul Companies, Inc. and its affiliates related to the acquisition of shares of common stock of the Company under the Minnesota Control Share Acquisition Act;

3. To consider and act upon a proposal to approve the issuance by the Company of its Senior Secured Convertible Notes in the aggregate principal amount of up to $12 million (initially convertible into an aggregate of up to 12,000,000 shares of the common stock of the Company) together with warrants to purchase up to an aggregate of 4,800,000 shares of the common stock of the Company in a private placement;

4. To consider and act upon a proposal to amend the Select Comfort Corporation 1997 Stock Incentive Plan to increase the number of shares of common stock reserved for issuance by 3,000,000 shares from 3,500,000 shares to 6,500,000 shares;

5. To consider and act upon a proposal to amend the Select Comfort Corporation 1999 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance by 500,000 shares from 500,000 shares to a total of 1,000,000 shares;

6. To consider and act upon a proposal to approve the material terms of the performance goals under the Select Comfort Corporation Executive and Key Employee Incentive Plan;

7. To consider and act upon a proposal to ratify the appointment of KPMG LLP, independent certified public accountants, as independent auditors for the Company for the fiscal year ending December 29, 2001; and

8. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on May 18, 2001 will be entitled to notice of, and to vote at, the meeting and any adjournments thereof. It is important that your shares be represented and voted at the meeting. PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED AS SOON AS POSSIBLE TO ACCOMMODATE OUR MEETING SCHEDULED FOR JULY 17, 2001.

                                             By Order of the Board of Directors,

                                             /s/Mark A. Kimball

                                             Mark A. Kimball
                                             SENIOR VICE PRESIDENT,
                                             GENERAL COUNSEL & SECRETARY


June 18, 2001
Minneapolis, Minnesota

                                TABLE OF CONTENTS

                               -------------------
                                                                            Page
                                                                           -----
INTRODUCTION.................................................................. 3
Shareholders Entitled to Vote................................................. 3
Revocation of Proxies......................................................... 3
Quorum Requirements........................................................... 4
Vote Required................................................................. 4
Proxy Solicitation Costs...................................................... 4

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT.................................................................... 5
Security Ownership of Certain Beneficial Owners............................... 5
Security Ownership of Management.............................................. 6

ELECTION OF DIRECTORS......................................................... 8
Nomination.................................................................... 8
Vote Required................................................................. 8
Board Recommendation.......................................................... 8
Information About Nominees and Other Directors................................ 9
Other Information About Nominees and Other Directors......................... 10
Information About the Board and its Committees............................... 11
Director Compensation........................................................ 12
Compensation Committee Interlocks and Insider Participation.................. 13

EXECUTIVE COMPENSATION AND OTHER BENEFITS.................................... 14
Summary of Cash and Certain Other Compensation............................... 14
Option Grants and Exercises.................................................. 15
Employment Agreements........................................................ 17
Change in Control Arrangements............................................... 18

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION...................... 20
Compensation Philosophy and Objectives....................................... 20
Executive Compensation Program Components.................................... 21
Chief Executive Officer Compensation......................................... 22
Section 162(m)............................................................... 23

AUDIT COMMITTEE REPORT....................................................... 24

COMPARATIVE STOCK PERFORMANCE................................................ 25

CERTAIN TRANSACTIONS......................................................... 26
Director Relationship........................................................ 26
Amended and Restated Registration Rights Agreement........................... 26
Employment Agreements........................................................ 26
GE Financing and Restructuring of GE Warrants................................ 26
Acquisition of Assets of SleepTec, Inc....................................... 27

PROPOSAL TO GRANT VOTING RIGHTS WITH RESPECT TO SHARES OF THE
COMPANY'S COMMON STOCK PURSUANT TO THE CONTROL SHARE
ACQUISITION ACT.............................................................. 28
Proposal..................................................................... 28
Background................................................................... 28
Vote Required................................................................ 30
Board Recommendation......................................................... 31

PROPOSAL TO APPROVE THE ISSUANCE BY THE COMPANY OF ITS SENIOR
SECURED CONVERTIBLE NOTES AND WARRANTS....................................... 32
Proposal..................................................................... 32
Background................................................................... 32
Terms of the Private Placement............................................... 34
Effects of the Private Placement............................................. 37
Rationale for the Private Placement.......................................... 38
Vote Required................................................................ 39
Board Recommendation......................................................... 39

AMENDMENT TO 1997 STOCK INCENTIVE PLAN....................................... 40
Proposed Amendment........................................................... 40
Purpose of Amendment......................................................... 40
Summary of the 1997 Plan..................................................... 40
Federal Income Tax Consequences.............................................. 44
Incentive Awards Granted Under the 1997 Plan................................. 47
Vote Required................................................................ 48
Board Recommendation......................................................... 48

AMENDMENT TO THE 1999 EMPLOYEE STOCK PURCHASE PLAN........................... 49
Proposed Amendment........................................................... 49
Purpose of the Amendment..................................................... 49
Summary of the Purchase Plan................................................. 50
Federal Income Tax Consequences.............................................. 53
Vote Required................................................................ 54
Board Recommendation......................................................... 54

APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE GOALS
UNDER THE SELECT COMFORT CORPORATION EXECUTIVE AND KEY
EMPLOYEE INCENTIVE PLAN...................................................... 55
Proposal..................................................................... 55
Description of the Incentive Plan............................................ 55
Reason for Shareholder Approval.............................................. 57
Vote Required................................................................ 57
Board Recommendation......................................................... 57

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS............................ 58
Appointment of Auditors...................................................... 58
Audit Fees................................................................... 58
All Other Fees............................................................... 58
Vote Required................................................................ 58
Board Recommendation......................................................... 58

OTHER MATTERS................................................................ 59
Section 16(a) Beneficial Ownership Reporting Compliance...................... 59
Shareholder Proposals for 2002 Annual Meeting................................ 59
Other Business............................................................... 60
Copies of 2000 Annual Report................................................. 60
Incorporation of Information by Reference.................................... 60

                                     [LOGO]

                             6105 TRENTON LANE NORTH
                          MINNEAPOLIS, MINNESOTA 55442

                              ---------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                                  JULY 17, 2001
                              ---------------------

                                  INTRODUCTION

                              ---------------------

This proxy statement is being mailed to our shareholders beginning on or about June 18, 2001 in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders. The meeting will be held on Tuesday, July 17, 2001, at 3:00 p.m., local time, at the Hilton Hotel Minneapolis North, 2200 Freeway Boulevard, Brooklyn Center, Minnesota 55430, for the purposes set forth in the Notice of Meeting.

Your vote is important. A proxy card is enclosed for your use. YOU ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, TO MARK, SIGN, DATE AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. No postage is required if mailed within the United States.

Proxies will be voted as specified by you. Signed proxies that lack any such specification will be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the election as directors of the three nominees for directors listed in this proxy statement.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING.

SHAREHOLDERS ENTITLED TO VOTE

Shareholders of record at the close of business on May 18, 2001 will be entitled to vote at the meeting. As of that date, there were 18,126,265 outstanding shares of common stock. Each share is entitled to one vote on each matter to be voted on at the Annual Meeting. Shareholders are not entitled to cumulate voting rights.

REVOCATION OF PROXIES

Any shareholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting by:

o    giving written notice of such revocation to the Secretary of the Company,

o filing a duly executed proxy bearing a later date with the Secretary of the Company, or

o appearing at the Annual Meeting and filing written notice of revocation with the Secretary of the Company prior to use of the proxy.

QUORUM REQUIREMENTS

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting (9,063,133 shares) will constitute a quorum for the transaction of business at the Annual Meeting. In general, shares of common stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a "broker non-vote" on a matter. A "broker non-vote" is a card returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because voting instructions have not been received, and the broker has no discretionary authority to vote.

VOTE REQUIRED

Assuming a quorum is represented at the Annual Meeting, either in person or by proxy, the election of each of the nominees for director requires the affirmative vote of the holders of a majority of the shares present and entitled to vote in person or by proxy at the meeting. The proposal to approve the acquisition by The St. Paul Companies, Inc. and certain of its affiliated entities of 305,000 shares of the common stock of the Company under the Minnesota Control Share Acquisition Act requires (1) the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote, including all shares held by The St. Paul Companies, Inc. and its affiliates, and (2) the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote excluding all shares held by The St. Paul Companies, Inc. and its affiliates and excluding all shares held by any officer of the Company. The approval of each of the other proposals described in this proxy statement requires the affirmative vote of the holders of a majority of the shares present and entitled to vote in person or by proxy at the meeting.

Shares represented by a proxy card that includes any broker non-votes on a matter will be treated as shares not entitled to vote on that matter, and thus will not be counted in determining whether that matter has been approved. Shares represented by a proxy card voted as abstaining on any of the proposals will be treated as shares present and entitled to vote that were not cast in favor of a particular matter, and thus will be counted as votes against that matter. Signed proxies that lack any specification will be voted in favor of each of the proposals set forth in the Notice of Meeting and in favor of the election as directors of each of the three nominees for directors listed in this proxy statement.

PROXY SOLICITATION COSTS

The cost of soliciting proxies, including the preparation, assembly and mailing of proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of our common stock will be borne by us. Our directors, officers and regular employees may, without compensation other than their regular compensation, solicit proxies by telephone, telegraph or personal conversation. We may reimburse brokerage firms and others for expenses in forwarding proxy materials to the beneficial owners of our common stock.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                              ---------------------

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information, as of April 28, 2001, with respect to each person who was known by us to be the beneficial owner of more than 5% of Select Comfort common stock.

                                                    SHARES OF COMMON STOCK
                                                    BENEFICIALLY OWNED (1)
                                                -------------------------------
NAME                                               AMOUNT      PERCENT OF CLASS
----------------------------------------------  -------------  ----------------

St. Paul Venture Capital, Inc. (2)                7,020,293          36.8%

Consumer Venture Partners II, L. P. (3)           1,962,801          10.8%

General Electric Capital Corporation (4)          1,107,914           5.8%

------------------------

(1) Except as otherwise indicated in the footnotes to this table, the persons named in the table have sole voting and dispositive power with respect to all shares of common stock. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage of the person or group holding such options or warrants but are not deemed outstanding for computing the percentage of any other person or group.

(2) Includes 4,806,022 shares held by St. Paul Fire and Marine Insurance Company, 321,017 shares held by St. Paul Venture Capital IV, LLC, 955,900 shares held by St. Paul Venture Capital V, LLC and 275 shares held by St. Paul Venture Capital Affiliates Fund I, LLC. Includes (i) 59,769 shares issuable upon exercise of outstanding warrants held by St. Paul Fire and Marine Insurance Co., (ii) 11,677 shares issuable upon exercise of outstanding warrants and options held by St. Paul Venture Capital IV, LLC.,
     (iii) 138,361 shares issuable upon exercise of outstanding options held by St. Paul Venture Capital V, LLC, and (iv) 727,272 shares issuable upon conversion of a convertible debenture held by St. Paul Venture Capital V, LLC. The St. Paul Companies, Inc. owns all of the issued and outstanding shares of capital stock of St. Paul Fire and Marine Insurance Co. The St. Paul Fire and Marine Insurance Co. owns 99% of the membership interests in St. Paul Venture Capital IV, LLC and St. Paul Venture Capital V, LLC. Patrick A. Hopf, Chairman of the Board of Directors of the Company, is the Managing General Partner of St. Paul Venture Capital IV, LLC and St. Paul Venture Capital V, LLC. Does not include shares issuable upon conversion or exercise of securities purchased by St. Paul Venture Capital VI, LLC in the Private Placement referred to under Proposal 3. Does not include shares held of record by Mr. Hopf or his family members. See "--Security Ownership of Management." The address of St. Paul Venture Capital, Inc. is 10400 Viking Drive, Suite 550, Eden Prairie, Minnesota 55344.

(3) Includes 1,962,801 shares held by Consumer Venture Partners II, L.P. Christopher P. Kirchen, a director of the Company, is the general partner of Consumer Venture Associates II, L.P., which is the general partner of Consumer Venture Partners II, L.P. Does not include any shares held of record by Mr. Kirchen. See "--Security Ownership of Management." The
     address of Consumer Venture Partners II, L.P. is One Stamford Plaza, 263 Tresser Blvd., 16th Floor, Stamford, Connecticut 06901.

(4) Includes 1,107,914 shares issuable upon exercise of an outstanding warrant, exercisable at $8.57 per share. In connection with the Private Placement discussed in detail below under Proposal 3, General Electric Capital Corporation agreed to cancel this warrant and accept in exchange for the cancelled warrant a new warrant to purchase 135,000 shares, exercisable at $1.00 per share. The address of General Electric Capital Corporation is 260 Long Ridge Road, Stamford, Connecticut 06927.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of Select Comfort common stock as of April 28, 2001 by each director and nominee for director, by each executive officer named in the Summary Compensation Table under the heading "Executive Compensation and Other Benefits" and by all directors and executive officers of Select Comfort as a group.

                                                    SHARES OF COMMON STOCK
                                                    BENEFICIALLY OWNED (1)
                                                -------------------------------
NAME                                               AMOUNT      PERCENT OF CLASS
----------------------------------------------  -------------  ----------------

William R. McLaughlin (2)                            144,000         *

Tracey T. Breazeale (3)                               77,142         *

Mark A. Kimball (4)                                  115,387         *

Gregory T. Kliner (5)                                123,736         *

Ronald E. Mayle (6)                                  203,963        1.1%

Patrick A. Hopf (7)                                7,028,293       38.3%

Thomas J. Albani (8)                                  44,929         *

Christopher P. Kirchen (9)                         2,010,138       11.1%

David T. Kollat (10)                                  44,929         *

Ervin R. Shames (11)                                 253,611        1.4%

Jean-Michel Valette (12)                              20,134         *

All directors and executive officers              10,162,746       52.7%
as a group (14 persons) (13)
------------------------
* Less than 1% of the outstanding shares.

(1) Except as otherwise indicated in the footnotes to this table, the persons named in the table have sole voting and dispositive power with respect to all shares of common stock. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage of the person or group holding such options or warrants but are not deemed outstanding for computing the percentage of any other person or group.

(2)  Includes 125,000 shares issuable upon exercise of outstanding options.

(3) Includes 68,222 shares issuable upon exercise of outstanding options. On February 1, 2001 Ms. Breazeale became Senior Vice President, Special Projects and her work schedule was reduced to 25% of full time.

(4)  Includes 91,833 shares issuable upon exercise of outstanding options.

(5)  Includes 121,701 shares issuable upon exercise of outstanding options.

(6) Includes 193,167 shares issuable upon exercise of outstanding options. Mr. Mayle resigned his position with the Company and ceased to serve as an employee of the Company as of April 21, 2001.

(7) Includes (i) 8,000 shares held by Mr. Hopf's wife and children and (ii) an aggregate of (A) 6,083,214 outstanding shares, (B) 209,807 shares issuable upon exercise of outstanding options and warrants, and (C) 727,272 shares issuable upon conversion of a convertible debenture, all of which are beneficially owned by St. Paul Fire and Marine Insurance Company. See "--Security Ownership of Certain Beneficial Owners." Mr. Hopf's address is 10400 Viking Drive, Suite 550, Eden Prairie, Minnesota 55344.

(8)  Includes 7,334 shares issuable upon exercise of outstanding options.

(9) Includes 7,334 shares issuable upon exercise of outstanding options. Also includes 1,962,801 shares beneficially owned by and Consumer Venture Partners II, L.P., as to which Mr. Kirchen shares voting and dispositive power. Mr. Kirchen has the same business address as Consumer Venture Partners II, L. P. See "--Security Ownership of Certain Beneficial Owners."

(10) Includes 44,834 shares issuable upon exercise of outstanding options.

(11) Includes 103,611 shares issuable upon exercise of outstanding options held by Mr. Shames and 100,000 shares issuable upon exercise of outstanding options held by Louise G. Shames, Trustee of the Ervin R. Shames Estate Reduction Family Trust U/A dated October 30, 1997.

(12) Includes 7,334 shares issuable upon exercise of outstanding options.

(13) Includes an aggregate of 1,154,899 shares issuable upon exercise of outstanding options and warrants held by officers, directors and their affiliates. Also includes all shares beneficially owned by St. Paul Fire and Marine Insurance Company, Inc., H&Q Select Comfort Investors, L.P. and Consumer Venture Partners II, L. P. See "--Security Ownership of Certain Beneficial Owners."

                              ELECTION OF DIRECTORS

                                  (PROPOSAL 1)

                              ---------------------

NOMINATION

Article XIV of our Articles of Incorporation provides that the number of directors must be at least one but not more than twelve and must be divided into three classes as nearly equal in number as possible. The exact number of directors is determined from time to time by the Board of Directors, and currently consists of seven members. The term of each class is three years and the term of one class expires each year in rotation.

The Board has nominated the following individuals to serve as directors of the Company for terms of three years, expiring at the 2004 Annual Meeting of Shareholders, or until their successors are elected and qualified:

o    Thomas J. Albani
o    David T. Kollat
o    William R. McLaughlin

All of the nominees are current members of the Board.

VOTE REQUIRED

Assuming a quorum is represented at the Annual Meeting, either in person or by proxy, the election of each nominee requires the affirmative vote of a majority of the shares of common stock represented in person or by proxy at the Annual Meeting.

BOARD RECOMMENDATION

The Board recommends a vote FOR the election of Messrs. Albani, Kollat and McLaughlin. In the absence of other instructions, the proxies will be voted FOR the election of each of Messrs. Albani, Kollat and McLaughlin.

If prior to the Annual Meeting the Board should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for such nominee will be voted for such substitute nominee as selected by the Board. Alternatively, the proxies, at the Board's discretion, may be voted for such fewer number of nominees as results from the inability of any such nominee to serve. The Board has no reason to believe that any of the nominees will be unable to serve.

INFORMATION ABOUT DIRECTORS

     The following table sets forth certain information, as of March 31, 2001, that has been furnished to us by each director and each person who has been nominated by the Board to serve as a director of the Company.

                                                                                      DIRECTOR
NAME OF NOMINEE                      AGE            PRINCIPAL OCCUPATION               SINCE
----------------------------------  -----  ---------------------------------------  -----------

NOMINEES FOR THREE-YEAR TERMS EXPIRING IN 2004:

Thomas J. Albani (2)                 58      Former President and Chief Executive          1994
                                             Officer of Electrolux Corporation

David T. Kollat (2)                  62      President and Chairman of 22 Inc.             1994

William R. McLaughlin                44      President and Chief Executive Officer         2000
                                             of Select Comfort Corporation

DIRECTORS NOT STANDING FOR ELECTION THIS YEAR WHOSE TERMS EXPIRE IN 2002:

Christopher P. Kirchen (1)(3)        58      Managing General Partner of Brand             1991
                                             Equity Ventures and General Partner
                                             of Consumer Venture Partners

Jean-Michel Valette (3)              40      Independent Adviser                           1994

DIRECTORS NOT STANDING FOR ELECTION THIS YEAR WHOSE TERMS EXPIRE IN 2003:

Patrick A. Hopf (1)                  52      President of St. Paul Venture Capital,        1991
                                             Inc.

Ervin R. Shames (1)(3)               60      Independent Management Consultant             1996

------------------

(1) Member of the Executive Committee
(2) Member of the Compensation Committee
(3) Member of the Audit Committee

OTHER INFORMATION ABOUT DIRECTORS

THOMAS J. ALBANI has served as a director of Select Comfort since February 1994. Mr. Albani served as President and Chief Executive Officer of Electrolux Corporation, a manufacturer of premium floor care machines, from July 1991 to May 1998. From September 1984 to April 1989, Mr. Albani was employed by Allegheny International Inc., a home appliance manufacturing company, in a number of positions, most recently as Executive Vice President and Chief Operating Officer. Mr. Albani also serves as a director of Dyersburg Corporation.

DAVID T. KOLLAT has served as a director of Select Comfort since February 1994. Mr. Kollat has served as President and Chairman of 22 Inc., a research and consulting company for retailers and consumer goods manufacturers, since 1987. From 1976 until 1987, Mr. Kollat served in various capacities for The Limited, a women's apparel retailer, including Executive Vice President of Marketing and President of Victoria's Secret Catalogue. Mr. Kollat also serves as a director of numerous companies, including The Limited, Inc., Wolverine World Wide, Inc., Consolidated Stores Corporation, Cooker Restaurant Corporation and Cone Mills Corporation.

CHRISTOPHER P. KIRCHEN has served as a director of Select Comfort since December 1991. Mr. Kirchen is currently Managing General Partner of Brand Equity Ventures, a venture capital partnership that he co-founded in March 1997. Mr. Kirchen is also a General Partner of Consumer Venture Partners, an investor in the Company, a position he has held since 1986. Mr. Kirchen also serves as a director of a number of privately held companies.

JEAN-MICHEL VALETTE has served as a director of Select Comfort since 1994. Mr. Valette is an independent adviser to branded consumer companies. From August 1998 to May 2000, Mr. Valette served as President and Chief Executive Officer of Franciscan Estates, Inc., the Fine Wine Division of Constellation Brands, Inc. Mr. Valette was a Managing Director of Hambrecht & Quist LLC from October 1994 to August 1998 and served as a Senior Analyst at Hambrecht & Quist LLC from November 1992 to October 1994. Hambrecht & Quist LLC was one of the underwriters of the Company's initial public offering. Mr. Valette also serves as a director of Peet's Coffee and Tea, Inc. and of Golden State Vintners, Inc., as well as a number of privately held companies.

WILLIAM R. MCLAUGHLIN joined the Company in March 2000 as President and Chief Executive Officer. From December 1988 to March 2000, Mr. McLaughlin served as an executive of Pepsico Foods International in various capacities, including from September 1996 to March 2000 as President of Frito Lay Europe, Middle East and Africa, and from June 1993 to June 1996, as President of Grupo Gamesa, a cookie and flour company based in Mexico.

PATRICK A. HOPF was elected Chairman of the Board of Directors in April 1999 and has served as a director of Select Comfort since December 1991. Mr. Hopf also served as the Chairman of the Board of Directors of the Company from August 1993 to April 1996. Mr. Hopf is President of St. Paul Venture Capital, Inc., a venture capital firm, and is the Managing General Partner of

St. Paul Venture Capital IV, LLC and St. Paul Venture Capital V, LLC. From August 1988 to January 1999, Mr. Hopf served as Vice President of St. Paul Fire and Marine Insurance Company. St. Paul Venture Capital IV, LLC, St. Paul Venture Capital V, LLC and St. Paul Fire and Marine Insurance Company are investors in the Company. Mr. Hopf also serves as a director of a number of privately held companies.

ERVIN R. SHAMES has served as a director of Select Comfort since April 1996. From April 1996 to April 1999, Mr. Shames served as Chairman of the Board of Directors. Since January 1995, Mr. Shames has served as an independent management consultant to consumer goods and services companies, advising on management and marketing strategy. Since 1996 he has been a visiting lecturer at the University of Virginia's Darden Graduate School of Business. From December 1993 to January 1995, Mr. Shames served as the Chief Executive Officer of Borden, Inc. and was President and Chief Operating Officer of Borden, Inc. from July 1993 until December 1993. Mr. Shames serves as a director and as chairman of the compensation committee of the board of directors of Online Resources Corporation.

INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

The Board of Directors met four times and took action by written consent on two occasions during fiscal 2000. All of the current directors attended 75% or more of the meetings of the Board and all such committees on which they served during fiscal 2000.

The Board has a standing Executive Committee, a standing Audit Committee and a standing Compensation Committee.

EXECUTIVE COMMITTEE. The Executive Committee consists of Messrs. Hopf, Kirchen and Shames and has the authority to take all actions that the Board as a whole is able to take, except as limited by applicable law. The Executive Committee did not meet during fiscal 2000.

AUDIT COMMITTEE. The Audit Committee provides assistance to the Board in satisfying its fiduciary responsibilities relating to accounting, auditing, operating and reporting practices of the Company, and reviews the annual financial statements of the Company, the selection and work of the Company's independent auditors and the adequacy of internal controls for compliance with corporate policies and directives. The Audit Committee consisted of Messrs. Albani, Kirchen and Kollat through March of 2000, and thereafter consisted of Messrs. Kirchen, Shames and Valette. The Audit Committee met three times during fiscal 2000.

COMPENSATION COMMITTEE.  The Compensation Committee:

o reviews general programs of compensation and benefits for all employees of the Company;

o makes recommendations to the Board concerning such matters as compensation to be paid to the Company's officers and directors; and

o administers the Company's stock option and incentive plans, pursuant to which stock options and other incentive awards may be granted to eligible employees, officers, directors and consultants of the Company.

The Compensation Committee consisted of Messrs. Hopf, Shames and William J. Lansing, a former director, through March of 2000, and thereafter consisted of Messrs. Albani and Kollat. The Compensation Committee met or took action by written consent on four occasions in fiscal 2000.

DIRECTOR COMPENSATION

MEETING FEES. All non-employee directors of the Company receive $3,500 for each meeting of the Board of Directors attended and $500 for each committee meeting attended.

STOCK OPTIONS. Each newly elected non-employee director is eligible for an initial grant of options to purchase 20,000 shares of common stock at an exercise price equal to the fair market value of the common stock on the date of grant. These initial options become exercisable in equal monthly increments over a 24-month period, so long as the director remains a director of Select Comfort. After the vesting of this initial grant, each non-employee director is eligible for an annual grant, subject to action by the Board and coincident with the annual meeting of shareholders, of options to purchase 10,000 shares of common stock at an exercise price equal to the fair market value of the common stock on the date of the annual meeting of shareholders. These annual options become exercisable in equal monthly increments over a 36-month period, so long as the director remains a director of Select Comfort. All of the options granted to directors remain exercisable for a period of up to 10 years after the date of grant, subject to continuous service on the Board.

OPTION GRANTS FOR SERVICE AS CHAIRMAN OF THE BOARD. For service as Chairman of the Board, in May 1999 the Board of Directors granted to St. Paul Venture Capital V, LLC, an affiliate of Mr. Hopf's employer, St. Paul Venture Capital, Inc., options to purchase a total of 250,000 shares exercisable at $15.38 per share, of which 50,000 vest in equal monthly increments over 36 months, 50,000 vest at such time that the trading price of Select Comfort common stock has exceeded $50.00 per share for at least 30 consecutive trading days, and 150,000 vest at such time that the trading price of Select Comfort common stock has exceed $100.00 per share for at least 30 consecutive trading days.

OPTION GRANTS FOR SERVICE AS INTERIM PRESIDENT AND CEO. Mr. Hopf received no cash compensation for his service as Interim President and CEO during 1999 or 2000. In consideration of such service, the Board of Directors granted to St. Paul Venture Capital V, LLC, an affiliate of Mr. Hopf's employer, St. Paul Venture Capital, Inc., 10,000 options per month for the months of July through December 1999, and 27,000 options per month for the months of January and February of 2000. Mr. Hopf's service as Interim President and CEO ceased after February of 2000.

REIMBURSEMENT OF EXPENSES. All directors are reimbursed for travel expenses for attending meetings of the Board and any Board committees.

NO DIRECTOR COMPENSATION FOR EMPLOYEE DIRECTORS. Directors who are employees of the Company do not receive additional compensation for their services as directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs. Hopf, Lansing and Shames served as members of the Compensation Committee of the Board of Directors through March of fiscal 2000, and thereafter the Compensation Committee consisted of Messrs. Albani and Kollat. In the last half of 1999 and the first two months of 2000, Mr. Hopf served as Interim President and CEO of the Company pending the search for the successor to Mr. McAthie, who resigned in July 1999. See "Election of Directors -- Director Compensation."

Mr. Hopf is the President of St. Paul Venture Capital, Inc. and Managing General Partner of St. Paul Venture Capital IV, LLC, and St. Paul Venture Capital V, LLC, which are investors in the Company. Mr. Hopf was elected Chairman of the Board of Directors in April 1999 and previously served as Chairman of the Board of Directors of the Company from August 1993 to April 1996.

For a description of certain transactions involving these entities, see "Certain Transactions."

No other relationships existed during fiscal 2000 with respect to members of the Compensation Committee that would be required to be disclosed under the rules of the Securities Act of 1933.

                    EXECUTIVE COMPENSATION AND OTHER BENEFITS

                              ---------------------

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table provides summary information concerning cash and non-cash compensation paid to or earned by each of the persons serving in the capacity of Chief Executive Officer in 2000 and the four most highly compensated executive officers other than the CEO serving as executive officers at the end of 2000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE
                                                                     LONG-TERM
                                           ANNUAL COMPENSATION      COMPENSATION
                                       ---------------------------  ------------
                                                                     SECURITIES     ALL OTHER
                                                                     UNDERLYING   COMPENSATION
NAME AND PRINCIPAL POSITION     YEAR     SALARY($)      BONUS($)     OPTIONS(#)      ($)(1)
------------------------------  ----   ------------  -------------  ------------  ------------

William R. McLaughlin (2)       2000    $ 390,372      $ 146,390 (3)   600,000     $ 123,428 (4)
PRESIDENT AND CHIEF EXECUTIVE   1999           --             --            --            --
OFFICER                         1998           --             --            --            --

Patrick A. Hopf (5)             2000           --             --        64,000            --
INTERIM PRESIDENT AND CHIEF     1999           --             --        50,000            --
EXECUTIVE OFFICER               1998           --             --            --            --

Tracey T. Breazeale (6)         2000      200,000         30,808        36,000         2,400
SENIOR VICE PRESIDENT,          1999       71,923         30,000       100,000       105,008
SPECIAL PROJECTS                1998           --             --            --            --

Mark A. Kimball (7)             2000      201,243         45,280 (3)    36,000            --
SENIOR VICE PRESIDENT, CHIEF    1999      117,788             --       125,000            --
ADMINISTRATIVE OFFICER,         1998           --             --            --            --
SECRETARY AND GENERAL COUNSEL

Gregory T. Kliner               2000      186,992         42,073 (3)    28,000         2,400
SENIOR VICE PRESIDENT OF        1999      183,197             --        15,000         2,139
OPERATIONS                      1998      157,574         52,204        15,000         2,628

Ronald E. Mayle (8)             2000      225,000         50,625        36,000         2,400
SENIOR VICE PRESIDENT OF        1999      202,615             --        80,000        13,077
RETAIL                          1998      161,231         50,352        25,000            --

---------------------------

(1) Except as noted, the amounts disclosed for each individual represent Select Comfort's contributions to the accounts of the named individuals in Select Comfort's 401(k) defined contribution plan.

(2)  Mr. McLaughlin became President and Chief Executive Office on March 21,
     2000.

(3) Represents bonuses accrued in 2000, the payment of which is deferred pending the achievement of quarterly profitability by the Company.

(4) Includes $2,106 in contributions to the account of Mr. McLaughlin in Select Comfort's 401(k) defined contribution plan and $121,322 in payment for reimbursement of relocation expenses.

(5) Mr. Hopf was Interim President and Chief Executive Officer of the Company from July 19, 1999 to March 20, 2000. Includes 114,000 shares issuable upon exercise of outstanding options issued to St. Paul Venture Capital IV, LLC.

(6) Ms. Breazeale became Senior Vice President of Strategic Planning and Branding on August 2, 1999. On February 1, 2001 Ms. Breazeale became Senior Vice President, Special Projects and her work schedule was reduced to 25% of full time, with a proportionate reduction in salary.

(7) Mr. Kimball became Senior Vice President, Chief Administrative Officer, General Counsel and Secretary on May 3, 1999.

(8) Mr. Mayle resigned his position with the Company and ceased to serve as an employee of the Company as of April 21, 2001.

OPTION GRANTS AND EXERCISES

     The following tables summarize option grants and exercises during the fiscal year ended December 30, 2000 to or by the Named Executive Officers and the potential realizable value of the options held by such persons at December 30, 2000.

                                OPTION GRANTS IN LAST FISCAL YEAR
                                      INDIVIDUAL GRANTS (1)                POTENTIAL REALIZABLE
                         ------------------------------------------------    VALUE AT ASSUMED
                                        PERCENT OF                             ANNUAL RATES
                                          TOTAL                               OF STOCK PRICE
                           NUMBER OF     OPTIONS                               APPRECIATION
                          SECURITIES    GRANTED TO   EXERCISE               FOR OPTION TERM (2)
                          UNDERLYING     EMPLOYEES   OR BASE               ---------------------
                            OPTIONS      IN FISCAL    PRICE    EXPIRATION
      NAME                GRANTED(#)       YEAR       ($/SH)      DATE         5%         10%
-----------------------  -------------  ----------   --------  ----------  ---------- ----------
William R. McLaughlin       50,000 (3)      3.8%       $5.91    03/21/10   $  185,473 $  470,271
                           100,000 (4)      7.6%        5.91    03/21/10      370,945    940,542
                           150,000 (5)     11.5%        5.91    03/21/10      556,418  1,410,813
                           300,000 (6)     22.9%        5.91    03/22/10    1,113,222  2,822,826

Patrick A. Hopf (8)         27,000 (6)      2.1%        3.61    01/15/10       79,527    201,641
                            10,000 (7)      0.8%        4.72    01/28/10       28,774     72,947
                            27,000 (6)      2.1%        4.58    02/15/10       80,094    203,023

Tracey T. Breazeale         16,000 (6)      1.2%        4.38    02/02/10       44,349    112,129
                            20,000 (3)      1.5%        4.82    02/08/10       60,360    153,183

Mark A. Kimball             16,000 (6)      1.2%        4.38    02/02/10       44,349    112,129
                            20,000 (3)      1.5%        4.82    02/08/10       60,360    153,183

Gregory T. Kliner            8,000 (6)      0.6%        4.38    02/02/10       22,175     56,065
                            20,000 (3)      1.55        4.82    02/08/10       60,360    153,183

Ronald E. Mayle             16,000 (6)      1.2%        4.38    02/02/10       44,349    112,129
                            20,000 (3)      1.5%        4.82    02/08/10       60,360    153,183

--------------------

(1) All of the options granted to the Named Executive Officers were granted under the Company's 1990 and 1997 Stock Incentive Plan.

(2) In accordance with the rules of the Securities and Exchange Commission, the amounts shown on this table represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date and do not reflect the Company's estimates or projections of future common stock prices. The gains shown are net of the option price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend upon the future performance of the common stock, the executive's continued employment with the Company or its subsidiaries and the date on which the options are exercised. The amounts represented in this table might not necessarily be achieved.

(3) These options become exercisable when the average of the high and low sales prices of the Company's common stock, as reported by the Nasdaq National Market System, exceeds $12.00 per share for at least 30 consecutive trading days.

(4) These options become exercisable when the average of the high and low sales prices of the Company's common stock, as reported by the Nasdaq National Market System, exceeds $24.00 per share for at least 30 consecutive trading days.

(5) These options become exercisable when the average of the high and low sales prices of the Company's common stock, as reported by the Nasdaq National Market System, exceeds $36.00 per share for at least 30 consecutive trading days.

(6) These options become exercisable in as nearly equal as possible monthly installments over a 36-month period, so long as the executive remains employed by the Company or one of its subsidiaries at that date. To the extent not already exercisable, these options become immediately exercisable in full upon certain changes in control of the Company and remain exercisable for the remainder of their term.

(7)  These options became immediately exercisable at the date of grant.

(8) Represents options granted to St. Paul Venture Capital V, LLC, an affiliate of St. Paul Venture Capital, Inc., Mr. Hopf's employer.

                         AGGREGATED OPTION EXERCISES IN
                      LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
                                                    NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                   UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                         SHARES        VALUE     OPTIONS AT DECEMBER 30, 2000    AT DECEMBER 30, 2000 (2)
                       ACQUIRED ON    REALIZED   ----------------------------   --------------------------
NAME                   EXERCISE (#)    ($)(1)     EXERCISABLE   UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
----                   ------------   --------   -------------  -------------   -----------  -------------

William R. McLaughlin      ---           ---        75,000        525,000           ---           ---

Patrick A. Hopf (3)        ---           ---        75,750         38,250           ---           ---

Tracey T. Breazeale        ---           ---        48,889         87,111           ---           ---

Mark A. Kimball            ---           ---        69,028         91,972           ---           ---

Gregory T. Kliner          ---           ---       117,450         43,695           ---           ---

Ronald E. Mayle            ---           ---       183,332         92,668           ---           ---

----------------------

(1) Value based on the difference between the fair market value of one share of common stock on the date of exercise and the exercise price of the option.

(2) Value based on the difference between the fair market value of one share of common stock at December 30, 2000 ($1.4375) and the exercise price of the options ranging from $4.08 to $17.00 per share. Options are in-the-money if the market price of the shares exceeds the option exercise price.

(3) Includes 114,000 shares issuable upon exercise of outstanding options granted to St. Paul Venture Capital V, LLC.

EMPLOYMENT AGREEMENTS

WILLIAM R. MCLAUGHLIN. We have entered into a letter agreement with William R. McLaughlin pursuant to which he serves as President and CEO. Mr. McLaughlin receives a base salary and is entitled to participate in the Company's incentive compensation plans. Upon involuntary termination of Mr. McLaughlin's employment by the Board or constructive dismissal, Mr. McLaughlin is entitled to one year's salary as severance compensation and the unvested portion of his initial grant of 300,000 options would become fully vested. Upon an involuntary termination or constructive dismissal of Mr. McLaughlin's employment following a change in control of the of Company, Mr. McLaughlin would be entitled to two years' salary as severance compensation and his stock options would become fully vested.

NOEL F. SCHENKER. We have entered into a letter agreement with Noel F. Schenker pursuant to which she serves as Senior Vice President, Marketing and New Business Development of the Company. Ms. Schenker receives a base salary and is entitled to participate in the Company's incentive compensation plans. Upon the involuntary termination of Ms. Schenker's employment following a change in control, a termination without cause or a constructive dismissal, Ms. Schenker is entitled to one year's salary as severance and the unvested portion of her initial grant of 100,000 options would become fully vested.

GREGORY T. KLINER. We have entered into a letter agreement with Gregory T. Kliner pursuant to which he serves as Senior Vice President of Operations of the Company. Mr. Kliner receives a base salary and is entitled to participate in the Company's incentive compensation plans.

JAMES C. RAABE. We have entered into a letter agreement with James C. Raabe pursuant to which he serves as Vice President and Chief Financial Officer of the Company. Mr. Raabe receives a base salary and is entitled to participate in the Company's compensation plans.

MARK A. KIMBALL. We have entered into a letter agreement with Mark A. Kimball pursuant to which he serves as Senior Vice President, Chief Administrative Officer, General Counsel and Secretary of the Company. Mr. Kimball receives a base salary and is entitled to participate in the Company's incentive compensation plans. Upon termination of Mr. Kimball's employment without cause, Mr. Kimball is entitled to one year's salary as severance compensation.

MICHAEL J. THYKEN. We have entered into a letter agreement with Michael J. Thyken pursuant to which he serves as Vice President and Chief Information Officer of the Company. Mr. Thyken receives a base salary and is entitled to participate in the Company's incentive compensation plans.

TRACEY T. BREAZEALE. We have entered into a letter agreement with Tracey T. Breazeale pursuant to which she serves as a Senior Vice President of the Company. Ms. Breazeale receives a base salary and is entitled to participate in the Company's incentive compensation plans. In February 2001, Ms. Breazeale's work schedule was reduced to 25% of full time, with a proportionate reduction in salary.

RONALD E. MAYLE. We entered into a letter agreement with Ronald E. Mayle pursuant to which he served as Senior Vice President of Retail. Mr. Mayle's employment with the Company terminated as of April 21, 2001.

CHANGE IN CONTROL ARRANGEMENTS

Under the Company's 1990 Omnibus Stock Option Plan (the "1990 Plan") and the 1997 Stock Incentive Plan (the "1997 Plan"), if a "change in control" of the Company occurs, then, unless the Compensation Committee decides otherwise either at the time of grant of an incentive award or at any time thereafter, all outstanding options will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the participant to whom such options have been granted remains in the employ or service of the Company or any subsidiary.

In addition, under the 1997 Plan, if a "change in control" of the Company occurs, then, unless the Compensation Committee decides otherwise either at the time of grant of an incentive award or at any time thereafter:

o all outstanding stock appreciation rights will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the participant to whom such stock appreciation rights have been granted remains in the employ or service of the Company or any subsidiary;

o all outstanding restricted stock awards will become immediately fully vested and non-forfeitable; and

o all outstanding performance units and stock bonuses will vest and/or continue to vest in the manner determined by the Compensation Committee and set forth in the agreement evidencing such performance units or stock bonuses.

In addition, the Compensation Committee may pay cash for all or a portion of the outstanding options. The amount of cash the participants would receive will equal (a) the fair market value of such shares immediately prior to the change in control minus (b) the exercise price per share and any required tax withholding. The acceleration of the exercisability of options under the 1990 and 1997 Plans may be limited, however, if the acceleration would be subject to an excise tax imposed upon "excess parachute payments."

Under the 1990 and 1997 Plans, a "change in control" will include any of the following:

o the sale, lease, exchange or other transfer of all or substantially all of the assets of the Company to a corporation not controlled by the Company;

o the approval by our shareholders of a plan or proposal for the liquidation or dissolution of the Company;

o any change of control that is required by the Securities and Exchange Commission to be reported;

o any person who was not a shareholder of the Company on the effective date of the Plan becomes the beneficial owner of 50% or more of the voting power of the Company's outstanding common stock; or

o the "continuity" directors (directors as of the effective date of the Plan and their future nominees) ceasing to constitute a majority of the Board of Directors.

Notwithstanding anything in the foregoing to the contrary, solely for purposes of options granted under such plans prior to July 27, 1999, no change in control will be deemed to have occurred for purposes of the 1990 and 1997 Plans by virtue of any transaction which was approved by the affirmative vote of at least a majority of the "continuity" directors, as defined above. For options granted on or after July 27, 1999, each of the transactions constituting a change in control as defined above will constitute a change in control for purposes of the plans regardless of whether the transaction was approved by the continuity directors.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

                              ---------------------

The Compensation Committee is comprised solely of non-employee directors and consisted of Ervin R. Shames, Patrick A. Hopf and William J. Lansing through March of 2000, and thereafter consisted of Thomas J. Albani and David T. Kollat. The Compensation Committee makes recommendations to the Board of Directors concerning the compensation and benefits of the Company's directors, executive officers and key employees, and acts on such other matters relating to their compensation as it deems appropriate. The Compensation Committee administers our stock option plans, pursuant to which incentive stock options, non-statutory stock options, restricted stock awards, stock appreciation rights, performance units and stock bonuses may be granted to eligible employees, officers, directors and consultants. The Compensation Committee also administers our executive and key employee incentive plan, pursuant to which eligible employees may be granted incentive compensation for achievement of Company and individual performance targets.

COMPENSATION PHILOSOPHY AND OBJECTIVES

The philosophy underlying the decisions and recommendations of the Compensation Committee is to encourage, recognize and reward results and achievements, at both Company and individual levels, that are aligned with the interests of our shareholders. Consistent with this philosophy, the objectives for the Company's executive compensation programs are to:

o Motivate executives to achieve desired Company performance goals by rewarding such achievements.

o Provide compensation that is competitive with comparable companies to enable the Company to attract and retain key executive talent.

o Align the interests of the Company's executives with the interests of the Company's shareholders.

In determining its recommendations as to the compensation of the Company's executives, the Compensation Committee considers factors, such as Company performance, both in isolation and in comparison to companies of comparable size, development and complexity; the individual performance of executive officers; historical compensation levels at the Company; the overall competitive environment for executives and the level of compensation necessary to attract and retain the talent necessary to achieve the Company's objectives. The Compensation Committee places primary emphasis on Company performance (rather than individual performance) as measured against goals approved by the Compensation Committee. In analyzing these factors, the Compensation Committee from time to time reviews competitive compensation data gathered in comparative surveys or collected by independent consultants.

EXECUTIVE COMPENSATION PROGRAM COMPONENTS

The three principal components of Select Comfort's executive compensation programs are base salary, annual incentive bonuses, and long-term incentive opportunities under our stock option plans. Each of these components is discussed in greater detail below.

BASE SALARY. The Compensation Committee's recommendations regarding the base salary of the executive officers of the Company, including the compensation of the President and Chief Executive Officer, are based on a number of factors, including each executive officer's experience and qualifications, the potential impact of the individual on the Company's performance, the level of skill and responsibility required to fulfill the individual's responsibilities and the other factors described above. Base salaries are reviewed annually, and the Compensation Committee seeks to set executive officer base salaries at moderately to aggressively competitive levels in relation to the companies with which the Company competes for executives. Base salaries for the executive officers were increased at the beginning of 2000 in order to retain key members of the management team to pursue the Company's turnaround plans. For 2001, base salaries for the executive officers have been maintained at the same levels as in 2000.

ANNUAL INCENTIVE BONUS. The Company's annual incentive bonus program is designed to provide a direct financial incentive to the Company's executive officers, including the President and Chief Executive Officer, as well as other key employees, for achievement of specific Company performance goals. Consistent with the requirements of the Company's Executive and Key Employee Incentive Plan, at the beginning of each fiscal year, the Compensation Committee determines:

o The employees by grade level that are eligible to participate in the plan for the year;

o The quarterly and/or annual performance goal or goals (from among sales growth and volume, net operating profit, cash flow, earnings per share, return on capital, and/or return on assets) for the year; and

o For each eligible employee, (A) the target bonus level as a percentage of base compensation, (B) the portion of the target bonus level that is based on achievement of objective company performance goals, and (C) the portion of the target bonus level, if any, that is based on achievement of objective individual performance goals.

In fiscal 2000, the Compensation Committee established incentive compensation for executive officers based on Company-wide operating profit and cash flow targets, and also established minimum bonus levels in order to retain key management team members to enable the Company to pursue its turnaround plans. Payment of incentive compensation to executive officers related to fiscal 2000 has been deferred pending the return of the Company to quarterly profitability. For fiscal 2001, incentive compensation for the executive officers is based exclusively on Company-wide annual operating profit and cash flow performance targets.

LONG-TERM INCENTIVE COMPENSATION. The Compensation Committee makes long-term incentive compensation available to the Company's executive officers, as well as to many other employees of the Company, through the grant of stock options. The purpose of stock option grants is to advance the interests of the Company and its shareholders by enabling the Company to attract and retain persons of ability to perform services for the Company, including persons performing services for the Company as executive officers. By granting stock options to executive officers and other employees, the Compensation Committee seeks to align the long-term interests of these individuals with those of the Company's shareholders by creating a strong and direct nexus between compensation and shareholder return and to enable executive officers and key managers to develop and maintain a significant ownership position in the Company. The Compensation Committee determines the number of options and the terms and conditions of such options based on certain factors, including (for grants to executive officers) the past performance of the executive officer, the executive officer's potential impact on the achievement of the Company's objectives, past grants or awards of stock-based compensation, and comparative compensation data regarding option grants by companies of comparable size and complexity. Additionally, options may be granted to an executive officer as an incentive at the time the executive officer joins the Company.

All options have an exercise price equal to 100% of the fair market value of the common stock on the date of grant. In past periods, options have typically become exercisable in 36 equal monthly increments over a 36-month period from the date of grant. For option grants made in 2001, the options typically become exercisable in three equal increments on each of the first three anniversaries of the date of grant. Options typically remain exercisable for a period of 10 years from the date of grant, provided the individual continues to be employed by the Company during such period. Alternatively, some option grants have been "performance-based" and become fully exercisable upon the trading price of the Company's common stock reaching or exceeding certain levels for at least 30 days or upon the end of a five-year period from the date of grant.

In 2000, the Compensation Committee approved the grant of options to all executive officers and key managers of the Company. The primary purposes of the 2000 stock option grants was to provide an incentive to newly hired executive officers and managers, to retain previously employed executive officers and managers, and to align the interests of all such executive officers and key managers with the interests of the shareholders of the Company.

CHIEF EXECUTIVE OFFICER COMPENSATION

During fiscal 2000, two different people served in the capacity of President and CEO for different parts of the year.

Patrick A. Hopf served as interim President and CEO from mid-July 1999 until mid-March 2000, pending the search for a permanent President and CEO. Mr. Hopf did not serve as, and was not compensated as, an employee of the Company. In consideration for Mr. Hopf's service as interim President and CEO, the Compensation Committee granted to St. Paul Venture Capital V, LLC, which is an affiliate of Mr. Hopf's employer, 10,000 options per month for the first six months and 27,000 options per month for the final two months of Mr. Hopf's tenure.

William R. McLaughlin was hired as President and CEO in March 2000. The principal terms of Mr. McLaughlin's compensation package include: (A) an annual base salary of $500,000; (B) a cash bonus of between 0% and 100% of base salary; and (C) options to purchase an aggregate of up to 600,000 shares of common stock, including (i) up to 300,000 shares vesting in equal monthly increments over 36 months, (ii) 50,000 shares vesting at such time that the trading price of Select Comfort common stock exceeds $12.00 per share for 30 consecutive trading days, (iii) 100,000 shares vesting at such time that the trading price of Select Comfort common stock exceeds $24.00 per share for 30 consecutive trading days, and (iv) 150,000 shares vesting at such time that the trading price of Select Comfort common stock exceeds $36.00 per share for 30 consecutive trading days. The payment to Mr. McLaughlin of incentive compensation in the amount of $146,390 accrued in 2000 has been deferred pending the achievement of a quarterly operating profit by the Company.

In addition to the foregoing, Mr. McLaughlin (i) is entitled to participate in standard employee benefit plans offered by the Company, (ii) was entitled to and received reimbursement of relocation and temporary living expenses aggregating $121,322 in 2000, (iii) is entitled to severance compensation in certain circumstances, and (iv) is eligible for additional stock options as may be granted from time to time by the Compensation Committee. See "Executive Compensation and Other Benefits - Employment and Consulting Agreements."

The terms of Mr. McLaughlin's compensation were determined in part on the basis of a survey completed by an independent consultant of compensation and benefits payable to CEOs for companies of comparable size and complexity to Select Comfort.

SECTION 162(m)

Section 162(m) of the Internal Revenue Code limits the deductibility of certain compensation paid to the chief executive officer and each of the four other most highly compensated executives of a publicly held corporation to $1,000,000. In 2000, the Company did not pay "compensation" within the meaning of Section 162(m) to any such executive officers in excess of $1,000,000.

The $1,000,000 limit on deductibility does not apply to compensation that meets certain requirements for qualified performance-based compensation as further described in the Internal Revenue Code. The Company's 1997 Stock Incentive Plan, as well as the Executive and Key Employee Incentive Plan (of which, the material terms of the performance goals are submitted for approval by shareholders at the Annual Meeting), are designed to permit stock options or cash incentive awards granted under the respective plans to qualify as deductible performance-based compensation under the Internal Revenue Code. In reviewing and adopting other executive compensation programs, the Compensation Committee plans to continue to consider the impact of Section 162(m) limitations in light of the materiality of the deductibility of potential benefits and the impact of such limitations on other compensation objectives. Because the Compensation Committee seeks to maintain flexibility in accomplishing the Company's compensation goals, however, it has not adopted a policy that all compensation must be fully deductible.

     COMPENSATION COMMITTEE

     Thomas J. Albani
     David T. Kollat

                             AUDIT COMMITTEE REPORT

                              ---------------------

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is composed of three directors, each of whom is independent as defined by the National Association of Securities Dealers' listing standards, and operates under a written charter approved by the Board of Directors. A copy of the charter is attached to this Proxy Statement as Appendix A.

Management is responsible for the Company's internal controls and financial reporting process. KPMG LLP, the Company's independent certified public accountants, are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee met on three occasions with management and the independent accountants during 2000. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Company's independent accountants also provided the Audit Committee written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

Based upon the Audit Committee's discussions with management and the independent accountants, and the Audit Committee's review of the representations of management and the independent accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 30, 2000, filed with the Securities and Exchange Commission.

     AUDIT COMMITTEE

     Christopher P. Kirchen, Chairman
     Ervin R. Shames
     Jean-Michel Valette

                          COMPARATIVE STOCK PERFORMANCE

                              ---------------------

     The graph below compares, for the period from December 3, 1998 through December 30, 2000, the total cumulative shareholder return on Select Comfort common stock to the total cumulative return on The Nasdaq Stock Market (U.S.) Index and the Standard & Poor's 400 Retail (Specialty) Index. The graph assumes a $100 investment in Select Comfort common stock, The Nasdaq Stock Market (U.S.) Index and the Standard & Poor's 400 Retail (Specialty) Index on January 2, 2000 and the reinvestment of all dividends.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
                       AMONG SELECT COMFORT CORPORATION,
               THE STANDARD & POOR'S 400 RETAIL (SPECIALTY) INDEX
                    AND THE NASDAQ STOCK MARKET (U.S.) INDEX
                      DECEMBER 3, 1998 TO DECEMBER 30, 2000


                                            CUMULATIVE TOTAL RETURN
                               -------------------------------------------------
                               12/3/98       1/2/99         1/01/00     12/30/00
                               -------       -------        -------     --------
SELECT COMFORT CORPORATION     100.00        155.51          23.90         8.46
NASDAQ STOCK MARKET (US)       100.00        112.65         209.34       125.96
PEER GROUP                     100.00        126.37         103.23        92.31



                               [GRAPHIC OMITTED]

                              CERTAIN TRANSACTIONS

                            ------------------------

DIRECTOR RELATIONSHIPS

Patrick A. Hopf, Chairman of the Board of Directors of Select Comfort, is the President of St. Paul Venture Capital, Inc. Mr. Hopf is the Managing General Partner of St. Paul Venture Capital IV, LLC and St. Paul Venture Capital V, LLC. St. Paul Venture Capital IV, LLC, St. Paul Venture Capital V, LLC, St. Paul Venture Capital Affiliates Fund I, LLC (each of which funds is managed by St. Paul Venture Capital, Inc.) and St. Paul Fire and Marine Insurance Co. are significant shareholders of the Company.

Christopher P. Kirchen, a director of Select Comfort, is a general partner of Consumer Venture Associates II, L.P., which is the general partner of Consumer Venture Partners II, L.P., a significant shareholder of the Company.

Jean-Michel Valette, a director of Select Comfort, was a Managing Director of Hambrecht & Quist LLC from October 1994 to August 1998 and a Senior Analyst of Hambrecht & Quist LLC from November 1992 to October 1994. Mr. Valette was also a member of the general partner of H&Q Select Comfort Investors, L.P., an investor in the Company and a related party to Hambrecht & Quist LLC. Hambrecht & Quist LLC was one of the underwriters of the Company's initial public offering completed in December 1998.

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

Certain holders of our common stock and warrants to purchase shares of our common stock, including certain directors and more than 5% shareholders, have certain demand and incidental registration rights covering such shares pursuant to a certain Amended and Restated Registration Rights Agreement dated December 28, 1995, as amended, among the Company and the other parties thereto.

EMPLOYMENT AGREEMENTS

For a discussion of the employment agreements entered into by the Company and certain Named Executive Officers, see "Executive Compensation and Other Benefits--Employment Agreements."

GE FINANCING AND RESTRUCTURING OF GE WARRANTS

In March 1997, we entered into a Purchase Agreement with General Electric Capital Corporation ("GECC"), pursuant to which we issued to GECC a senior subordinated promissory note in the principal amount of $15.0 million. We repaid this note in full in December 1998 with a portion of the net proceeds of our initial public offering. In addition to this note, we issued to GECC a warrant to purchase 1,100,000 shares of common stock exercisable through March 31, 2005 at an exercise price of $10.50 and a warrant providing contingent rights to purchase up to 1,000,000 shares of common stock at an exercise price of $.01 after May 1, 1999, subject to adjustment and cancellation upon the occurrence of certain events.

Effective in March 1998, the Company and GECC restructured these warrants by combining them into one warrant to purchase 1,309,583 shares of common stock at an exercise price of $8.82. In November 1998, in connection with the reduction of the conversion price of our Series E preferred stock, we issued an additional warrant to GECC to purchase 5,513 shares of common stock at an exercise price of $8.82 per share. In December 1998, in connection with our initial public offering, GECC exercised a portion of this warrant and as of January 1, 1999, held a combined warrant to purchase an aggregate of 1,076,098 shares of common stock at an exercise price of $8.82 per share. By operation of certain anti-dilution provisions in GECC's warrant, as of April 28, 2001, GECC's warrant represented rights to acquire 1,107,914 shares at an exercise price of $8.57 per share. In connection with the Private Placement discussed in detail below under Proposal 3, GECC agreed to cancel this warrant and accept in exchange for the cancelled warrant a new warrant to purchase 135,000 shares at an exercise price of $1.00 per share. GECC has certain demand and incidental registration rights covering the shares of common stock issuable upon exercise of this warrant.

ACQUISITION OF ASSETS OF SLEEPTEC, INC.

In May 1999, the Company entered into a Series C Preferred Stock Purchase Agreement pursuant to which the Company invested $2,000,000 in SleepTec, Inc., a developer and manufacturer of sofa sleepers with air supported mattresses, in exchange for 57% of the Series C Convertible Preferred Stock of SleepTec, representing approximately 10.3% of the fully diluted equity of SleepTec at that time. In December 1999, the Series C Convertible Preferred Stock of SleepTec was split on a 1.45714 for 1 basis. As a result of this stock split, the Company's investment in the Series C Convertible Preferred Stock of SleepTec represented approximately 13.55% of the fully diluted equity of SleepTec at that time. Affiliates of St. Paul Venture Capital, Inc. own a majority of the outstanding capital stock of SleepTec. Patrick A. Hopf, the Chairman of the Board of Directors of Select Comfort, is the President of St. Paul Venture Capital, Inc. and a member of the Board of Directors of SleepTec, Inc.

In November 2000, the Company acquired substantially all of the business and assets of SleepTec. The aggregate purchase price paid by the Company for the assets of SleepTec consisted of (i) a non-interest-bearing subordinated convertible debenture in the original principal amount $4,000,000 due November 10, 2005 and convertible at any time into shares of the Company's common stock at the rate of $5.50 per share; (ii) $400,000 in cash; and (iii) $250,000 in a combination of cash and equity (in the form of options) to employees of SleepTec for transition services and severance compensation.

In fiscal 2000, the Company purchased product in the amount of $377,000 from SleepTec.

All of the terms of the Company's relationship with and acquisition of SleepTec were determined through arm's-length negotiations and management believes that all such terms are no less favorable than terms available from any unrelated party.

          PROPOSAL TO GRANT VOTING RIGHTS WITH RESPECT TO SHARES OF THE
              COMPANY'S COMMON STOCK PURSUANT TO THE CONTROL SHARE
                                ACQUISITION ACT

                                  (PROPOSAL 2)

                             -----------------------

PROPOSAL

At the Annual Meeting, shareholders will be asked to consider and vote on the following proposed resolution:

"RESOLVED, that pursuant to Section 302A.671, Subd. 4a of the Minnesota Business Corporation Act, full voting rights are hereby granted to all shares of common stock, par value $.01 per share, of Select Comfort Corporation (the "Company") that are, or hereafter become, beneficially owned by The St. Paul Companies, Inc. ("The St. Paul") or any person or entity affiliated with The St. Paul, including without limitation St. Paul Fire and Marine Insurance Company, St. Paul Venture Capital IV, LLC, St. Paul Venture Capital V, LLC, or St. Paul Venture Capital VI, LLC (The St. Paul and such affiliated entities are collectively referred to as "St. Paul"), regardless of whether such shares are or were acquired in a control share acquisition as defined in Section 302A.011, Subd. 38, or otherwise, provided that, so long as the provisions of Section 302A.671 of the Minnesota Business Corporation Act continue to apply to the Company, in no event shall St. Paul be granted voting rights with respect to shares acquired in a control share acquisition, as defined in Section 302A.011, Subd. 38, which exceed 50% of the outstanding voting power of the Company without a separate vote of shareholders."

BACKGROUND

Section 302A.671 of the Minnesota Business Corporation Act, and related definitions (the "Control Share Acquisition Act"), can operate to restrict the voting power of shares held by a shareholder if the shares are acquired in a "control share acquisition" (as defined) that exceeds a certain percentage voting threshold. There are three relevant thresholds, expressed as a percentage of outstanding voting power, under the Control Share Acquisition Act: (i) at least 20% but less than 33-1/3%; (ii) at least 33-1/3% but less than or equal to 50%; and (iii) over 50%.

For example, if an "acquiring person" (as defined) acquires shares in a control share acquisition that results in the total beneficial ownership of the acquiring person equaling or exceeding the 20% threshold, the acquiring person may only exercise voting power with respect to the number of shares that represent less than 20% of the outstanding voting power of that company. The Control Share Acquisition Act removes the voting power from the number of shares acquired in a "control share acquisition" (as defined) that are in excess of the 20% beneficial ownership threshold. The voting power is restored only if approved by the required votes of that company's shareholders.

The acquiring person may request that a resolution be put before the shareholders to authorize the restoration of voting rights for the shares acquired in excess of the threshold. In addition, the acquiring person must file an information statement with the company containing certain information for inclusion in the company's proxy statement. If the shareholders approve the restoration of voting power, the acquiring person will have full voting rights with respect to the shares acquired in excess of the threshold and full voting rights with respect to any additional shares that may be acquired by the acquiring person up to the next threshold. For example, an acquiring person who seeks and obtains approval of the shareholders to vote all shares in excess of the 33.3% threshold, may only exercise voting rights with respect to shares acquired up to the 50% threshold; if the acquiring person's beneficial ownership through a control share acquisition exceeds 50% of the outstanding voting power, the shares acquired in a control share acquisition in excess of the 50% threshold will become non-voting unless voting power is restored by the shareholders. A COPY OF THE CONTROL SHARE ACQUISITION ACT IS INCLUDED AS APPENDIX B ATTACHED TO THIS PROXY STATEMENT.

In compliance with the Control Share Acquisition Act, The St. Paul Companies, Inc. and certain of its affiliated entities named in the proposed resolution (hereinafter collectively referred to as "St. Paul"), have submitted an Information Statement and requested that the Company seek shareholder approval of the above resolution at the Annual Meeting. A COPY OF THE INFORMATION STATEMENT SUBMITTED BY ST. PAUL IS INCLUDED AS APPENDIX C ATTACHED TO THIS PROXY STATEMENT. The following background information is derived in part from the Information Statement:

Between September 8, 2000 and September 18, 2000, St. Paul Venture Capital V, LLC ("SPVC V") purchased 305,000 shares of Select Comfort common stock in open market brokerage transactions for aggregate purchase consideration of $876,418 (including brokers' commissions), representing an average price of $2.87 per share. Corporate funds of SPVC V were used to purchase these shares.

Prior to the acquisition of the 305,000 shares in the transactions described above, St. Paul beneficially owned 5,972,495 shares of Select Comfort common stock, representing 33.1% of the outstanding voting power. Following the acquisition of the 305,000 shares in the transactions described above, St. Paul beneficially owned 6,277,495 shares, representing 34.8% of the outstanding voting power. Of the 6,277,495 shares beneficially owned by St. Paul at the time of the control share acquisition as described above, 271,056 shares have no voting rights unless the resolution set forth above is approved by the requisite votes of the shareholders at the Annual Meeting.

Subsequent to the transactions described above, St. Paul has also become the beneficial owner of a convertible subordinated debenture in the principal amount of $4,000,000 that was issued by the Company as consideration for the acquisition of the assets of SleepTec. As the debenture is convertible into shares of Select Comfort common stock at a price of $5.50 per share, St. Paul has the right to acquire 727,272 shares of Select Comfort common stock upon conversion of the debenture. See " Certain Transactions - Acquisition of Assets of SleepTec, Inc." In addition, in connection with the Private Placement discussed in detail below under Proposal 3, St. Paul has become the beneficial owner of (i) a senior secured convertible note in the original principal amount of $4.1 million, convertible into shares of the Company's common stock initially at the rate of $1.00 per share; and (ii) warrants to purchase an aggregate of 1,640,000 shares, exercisable at $1.00 per share.

Though the shares underlying the convertible subordinated debenture, the senior secured convertible note and the warrants described above do not carry any voting rights until the shares are issued upon conversion or exercise of such securities, St. Paul's rights to vote these shares upon issuance would not be restricted by the Control Share Acquisition Act because:

o Beneficial ownership of the 727,272 shares underlying the convertible subordinated debenture was acquired in an independent transaction after the 33.3% threshold was exceeded (as a result of the September 2000 purchases by SPVC V) and the beneficial ownership of these shares did not result in St. Paul reaching a "new range of voting power" under the Control Share Acquisition Act; and

o The shares of common stock issued upon conversion or exercise of the subordinated convertible debenture, the senior secured convertible note and the warrants described above would be shares acquired directly from the company and such acquisitions are not included within the definition of a "control share acquisition" under the Control Share Acquisition Act.

Patrick A. Hopf, the Chairman of the Board of Directors of the Company, is the President of St. Paul Venture Capital, Inc., which is the manager of St. Paul Venture Capital IV, LLC and St. Paul Venture Capital V, LLC. Each of these LLCs is 99% owned by St. Paul Fire and Marine Insurance Company, which is a wholly owned subsidiary of The St. Paul Companies, Inc.

VOTE REQUIRED

Under the Control Share Acquisition Act, the proposal being presented would enable St. Paul to vote all shares of common stock that it currently holds, and any subsequently acquired shares up to an aggregate of 50% of the outstanding voting power of the Company. The proposal must receive the following affirmative votes to be approved:

     (1) The affirmative vote, whether in person or by proxy, of the holders of a majority of all the outstanding common stock; and

     (2) The affirmative vote, whether in person or by proxy, of the holders of a majority of all the outstanding common stock, excluding "interested shares" as that term is defined in the Minnesota statutes.

Under Minnesota Statutes, "interested shares" means shares owned by St. Paul, by officers of the Company or by any employee of the Company who is also a director of the Company. As of the record date:

     (1) 18,126,265 shares of common stock were outstanding and entitled to vote at the Annual Meeting; and

     (2) 6,171,342 shares of common stock were considered "interested shares," including 6,082,939 shares beneficially owned by St. Paul and 88,403 shares owned by officers of the Company.

See "Security Ownership of Certain Beneficial Owners and Management."

BOARD RECOMMENDATION

The Board of Directors recommends that the shareholders vote FOR approval of the resolution to grant St. Paul full voting rights with respect to shares of the Company's common stock held by St. Paul pursuant to the Control Share Acquisition Act.

             PROPOSAL TO APPROVE THE ISSUANCE BY THE COMPANY OF ITS
                 SENIOR SECURED CONVERTIBLE NOTES AND WARRANTS

                                  (PROPOSAL 3)

                              ---------------------

PROPOSAL

At the Annual Meeting, shareholders will be asked to consider and vote on the following proposed resolution:

"RESOLVED, that the issuance by Select Comfort Corporation (the "Company") of Senior Secured Convertible Notes in the aggregate principal amount of up to $12 million, together with Warrants to purchase an aggregate of up to 4,800,000 shares of the common stock of the Company, as approved by the Board of Directors of the Company, is hereby ratified and approved for purposes of all applicable rules of The Nasdaq Stock Market."

BACKGROUND

In April 2001, the Company commenced a private offering to accredited investors only of Senior Secured Convertible Notes (the "Notes") in the aggregate principal amount of up to $12 million together with Warrants (the "Warrants") to purchase up to an aggregate of 4,800,000 shares of its common stock in a private placement to raise capital to meet the Company's working capital requirements. The offering and sale of the Notes and the Warrants raising proceeds in the amount of up to $12 million as described herein, and the transactions and obligations of the Company related to the sale of these securities, are collectively referred to herein as the "Private Placement." On June 7, 2001, the company completed the sale of Notes in the aggregate principal amount of $11 million together with Warrants to purchase 4,400,000 shares of common stock in the Private Placement.

Investors in the Private Placement include:

o St. Paul Venture Capital VI, LLC, an affiliate of our largest shareholder, St. Paul Venture Capital, Inc. and its affiliated entities (see "Security Ownership of Certain Beneficial Owners and Management and Proposal 2 above), in the amount of $4.1 million;

o A corporation in which William R. McLaughlin, our President and CEO and a director of the Company, has an ownership interest and for which he serves as a director, in the amount of $1 million; and

o Three of our independent directors, including Thomas J. Albani, Ervin R. Shames and Jean-Michel Valette, each in the amount of $50,000.

The Board of Directors appointed a Special Committee consisting solely of David
T. Kollat and Christopher P. Kirchen, both of whom are independent directors not participating in any way in the Private Placement, to consider and act on the proposed Private Placement. The Company also retained Duff & Phelps, LLC ("Duff & Phelps") as a financial advisor to render an opinion as to the fairness to the Company and its shareholders from a financial point of view of the terms of the sale of the Notes and Warrants in the Private Placement. Duff & Phelps is a nationally recognized financial advisory firm that is regularly engaged in rendering financial opinions in connection with mergers and acquisitions, private placements, tax matters, corporate planning and other purposes. Duff & Phelps had previously been retained in connection with assessing the fairness, from a financial point of view, of the terms of a guaranty related to a financing of senior debt which was ultimately unsuccessful. Duff & Phelps Securities, LLC, a subsidiary of Duff & Phelps, had assisted Select Comfort in pursuing such financing.

On May 30, 2001, the Special Committee received Duff & Phelps' draft report regarding its analysis of the fairness of the terms of the sale of the Notes and Warrants in the Private Placement, and the Special Committee approved the terms of the Private Placement subject to various conditions to closing, including the receipt of an opinion as to the fairness of the transaction from a financial point of view from Duff & Phelps. On June 5, 2001, Duff & Phelps provided its written opinion to the Board of Directors, that, based upon and subject to various considerations and assumptions, as of such date, the terms of the sale of the Notes and Warrants in the Private Placement were fair, from a financial point of view, to the Company and its shareholders. Duff & Phelps opinion is attached to this Proxy Statement as Appendix D and is incorporated herein by reference. THE COMPANY'S SHAREHOLDERS ARE ENCOURAGED TO READ THE ATTACHED OPINION IN ITS ENTIRETY.

Duff & Phelps' opinion is directed to the Board of Directors only and is directed only as to the fairness, from a financial point of view, to the Company and its shareholders of the terms of the sale of the Notes and Warrants in the Private Placement and does not constitute a recommendation to any of the Company's shareholders as to how such shareholder should vote on any matter.

Duff & Phelps received customary fees, including reimbursement of certain out-of-pocket expenses, for its services as a financial advisor related to the Private Placement. The Company has agreed to indemnify Duff & Phelps against certain expenses and liabilities, including liabilities under federal securities law, incurred in connection with its services as a financial advisor.

We are asking our shareholders to approve the issuance of the Notes and the Warrants in the Private Placement in accordance with the MarketPlace Rules of The Nasdaq Stock Market. These rules are applicable to the Company because our common stock is listed on The Nasdaq Stock Market, and include the following:

o Rule 4350(i)(1)(D), which requires shareholder approval of certain transactions involving the issuance of common stock, or securities convertible into or exercisable for common stock, equal to 20% or more of the common stock, or 20% or more of the voting power of securities, outstanding before the issuance at a price (or in the case of convertible securities, a conversion price) less than the greater of the book or market value of the common stock;

o Rule 4350(i)(1)(A), which requires shareholder approval when an arrangement is made pursuant to which stock of the issuing company may be acquired by officers or directors of that company; and

o Rule 4350(i)(1)(B), which requires shareholder approval of the issuance of securities that would result in a change of control of the Company.

Rule 4350(i)(1)(B) does not define when a change of control of an issuer may be deemed to have occurred. Although the Company does not believe that the issuance of the Notes and the Warrants constitutes a change in control of the Company, the Company is seeking shareholder approval to ensure compliance with that rule (if The Nasdaq Stock Market determines this rule is applicable) as well as with the other rules for which shareholder approval is or may be required in connection with the issuance of the Notes and the Warrants in the Private Placement.

TERMS OF THE PRIVATE PLACEMENT

The summary set forth below reflects the principal terms of the Private Placement and is qualified in its entirety by reference to the actual text of the definitive transaction documents related to the Private Placement. We will furnish to our shareholders without charge a copy of the definitive transaction documents upon receipt from any such person of a written request therefor. Such request should be sent to:

        Select Comfort Corporation
        6105 Trenton Lane North
        Minneapolis, Minnesota  55442
        Attn:  Shareholder Information

TERMS OF THE SENIOR SECURED CONVERTIBLE NOTES. The Notes bear interest at the rate of 8% per year, payable in cash on each anniversary of the issuance of the Notes. The Notes are due and payable in full after five years, and may only be prepaid with the consent of the holders of 67% of the principal amount of the outstanding Notes. The Notes are secured by a first priority lien on substantially all of the Company's and its subsidiaries' assets.

The principal amount of the Notes is convertible into shares of the common stock of the Company at any time at the option of the holders, initially at the rate of $1.00 per share of common stock. The principal amount of the Notes is subject to automatic conversion into shares of the Company's common stock, initially at the rate of $1.00 per share of common stock (i) any time after the first anniversary of the issuance of the Notes, provided that the market price of the common stock has equaled or exceeded $4.00 per share (as adjusted for stock splits, stock dividends, recapitalizations and the like) for a period of at least 10 out of 20 consecutive trading days or (ii) in the event that the holders of at least 67% of the outstanding principal amount of the Notes consent to such conversion.

The conversion price of the Notes is subject to proportional adjustment for stock splits, stock dividends, recapitalizations and the like.

The conversion price of the Notes is also subject to adjustment downward to the price per share at which the Company issues any shares, or rights to acquire shares, of its common stock at a price per share that is less than the then-current conversion price (the "Price Anti-Dilution Provisions").

However, the grant and exercise of options to and by employees, directors and consultants of the Company, and the exercise or conversion of warrants or convertible securities existing as of the date of issuance of the Notes, would not trigger the Price Anti-Dilution Provisions. In addition, if the average market price of the common stock for the 10 consecutive trading days ending on October 31, 2001 is below the then-current conversion price of the Notes, the conversion price would be automatically adjusted on October 31, 2001 to that 10-day average (the "October Reset Provision"). In the event of the downward adjustment of the conversion price of the Notes pursuant to the foregoing terms, the number of shares issuable upon conversion of the Notes would be increased thereby.

Notwithstanding the foregoing, pending approval of the Private Placement by shareholders of the Company, the initial conversion price of the Notes, and the conversion price of the Notes as it may be adjusted pursuant to the terms of the immediately preceding paragraph, may not under any circumstances be less than $0.74 per share. If shareholder approval of the Private Placement is obtained, the restriction described above will not apply and the conversion price (initially $1.00 per share) will be subject to adjustment pursuant to the Price Anti-Dilution Provisions and the October Reset Provision as described above without any minimum level applicable to the conversion price.

TERMS OF THE WARRANTS. Investors in the Private Placement will also receive Warrants to purchase a number of shares of the Company's common stock equal to 40% of the dollar amount invested in the Private Placement divided by $1.00. The Warrants represent rights to purchase shares of the Company's common stock initially at an exercise price of $1.00 per share. The exercise price of the Warrants is subject to adjustment such that the exercise price will always equal the then-current conversion price of the Notes. In the event of the downward adjustment of the exercise price of the Warrants pursuant to the terms set forth above, the number of shares purchasable upon exercise of the Warrants would be increased to an amount equal to (i) the original exercise price of the Warrants multiplied by the original number of Warrants, divided by (ii) the new exercise price of the Warrants. The Warrants are fully exercisable upon issuance and will expire after five years. The exercise price is payable in cash or, at the option of the holder, the Warrants or any part thereof may be exchanged for shares of common stock equal to the economic value of the portion of the Warrants being exercised.

NOTE PURCHASE AGREEMENT. The Notes and the Warrants are issued pursuant to a Note Purchase Agreement containing customary representations, warranties, covenants and conditions. Without limiting the foregoing, the Note Purchase Agreement provides that, subject to certain exceptions, as long as the Notes remain outstanding, consent of the holders of 67% of the securities issued or issuable in the Private Placement, including shares issuable upon conversion of the Notes or upon exercise of the Warrants, would be required for:

o Any amendment to the articles or bylaws of the Company that would have an adverse impact on the Notes;

o    Any redemption of any shares of capital stock of the Company;

o    Any payment of a dividend on any shares of capital stock of the Company;

o Any merger, other corporate reorganization or sale of control of the Company, or any transaction in which all or any substantial part of the assets of the Company are sold or licensed on an exclusive basis;

o    Any liquidation, dissolution or winding up of the Company;

o The incurrence by the Company of debt (other than up to $5 million of senior debt financing);

o The granting by the Company of liens on its assets (except for certain permitted liens); and

o    The making by the Company of any loans, investments or guaranties.

The Note Purchase Agreement contains customary events of default, upon which (i) the interest rate on the Notes would be increased by 3% per year and (ii) the holders of the Notes would have the right to accelerate payment of the Notes. Events of default include, without limitation, payment defaults, covenant defaults, material misrepresentations, cross-defaults, bankruptcy and insolvency, and change in control of the Company.

RIGHTS OF FIRST REFUSAL. Except in the event of a public offering of Common Stock, or the grant or exercise of options to or by employees, directors or consultants of the Company, or the exercise or conversion of warrants or convertible securities existing as of the date of issuance of the Notes and certain other exceptions, the holders of the Notes, for a period of five years, have a 15-day right of first refusal on the sale of any additional shares of capital stock or rights to purchase capital stock of the Company to maintain their pro rata ownership.

REGISTRATION RIGHTS. The holders of the Notes and Warrants are entitled to certain demand and incidental registration rights. These registration rights give the holders certain customary rights to have the shares of common stock issuable upon conversion of the Notes or exercise of the Warrants registered by the Company for resale under applicable federal and state securities laws.

VOTING AGREEMENT. Shareholders, who together with St. Paul Venture Capital VI, LLC and its affiliates hold an aggregate of 54.1% of the outstanding shares of the Company, have entered into a Voting Agreement under which such shareholders have agreed to vote in favor of the issuance of the Notes and the Warrants in the Private Placement.

PLACEMENT AGENT'S FEES. The Company has engaged an agent to assist in the placement of the securities offered in the Private Placement. For its services in connection with the Private Placement, the agent is entitled to (i) a cash fee equal to 4.5% of the aggregate proceeds to the Company from the Private Placement (reduced by 50% with respect to proceeds received in connection with any sale to any director, officer, or beneficial owner of 1% or more of common stock of the Company) and (ii) warrants to purchase a number of shares of common stock, at an exercise price of $1.20 per share, equal to the amount of the cash fee as set forth above divided by $1.20.

ADJUSTMENT OF GE WARRANT. In connection with the Private Placement, the Company agreed to issue to GECC a new warrant to purchase 135,000 shares at an exercise price of $1.00 per share in exchange for GECC's previously outstanding warrant to purchase 1,107,914 shares at an exercise price of $8.57 per share and GECC's agreement, in the case of an underwritten offering, to subordinate its incidental registration rights to the demand registration rights of the investors in the Private Placement. This new GECC warrant will expire on March 31, 2005, the same expiration date as under the original warrant. See "Certain Transactions - GE Financing and Restructuring of GE Warrants."

EFFECTS OF THE PRIVATE PLACEMENT

DILUTION TO SHAREHOLDERS. Prior to the initial closing of the Private Placement on June 7, 2001 and the adjustment of the GE warrant as described above, there were 18,126,265 shares of common stock of the Company issued and outstanding, and outstanding options, warrants and convertible securities representing rights to acquire an additional 5,894,599 shares of the Company's common stock in the aggregate, subject to various terms and conditions and at various exercise or conversion prices, for an aggregate total of 24,020,864 shares of common stock on a fully diluted basis.

Following the issuance of $11 million in aggregate principal amount of the Notes at the initial closing, investors in the Private Placement hold (i) rights to receive 11,000,000 shares of our common stock upon conversion of the Notes at $1.00 per share; and (ii) rights to purchase up to an additional 4,400,000 shares at a price of $1.00 per share upon exercise of the Warrants. All of the share information set forth herein excludes the effect of any adjustments to the conversion price of the Notes or the exercise price of the Warrants pursuant to the terms described above.

The issuance of the Notes and the Warrants in the Private Placement, and the adjustment of the GE warrant in connection with the Private Placement, will also have the effect of reducing the exercise price of, and increasing the number of shares purchasable under, certain currently outstanding warrants to purchase shares of common stock of the Company. Following the issuance of $11 million in aggregate principal amount of the Notes at the initial closing, and adjustment of the GE warrant as described above, warrants to purchase an aggregate of 173,021 shares of common stock at an exercise price of $5.25 per share outstanding prior to the Private Placement and held by various investors (including St. Paul Venture Capital, Inc. and its affiliated entities, which holds 67,723 of such warrants), would be adjusted to represent rights to purchase 277,841 shares at an exercise price of $3.27 per share.

As a result of the foregoing, following the issuance of $11 million in aggregate principal amount of the Notes at the initial closing together with 4,400,000 Warrants, there are 18,126,265 shares of common stock issued and outstanding, and outstanding options, warrants and convertible securities (including the Notes and Warrants issued in the Private Placement) representing rights to acquire an additional 20,674,295 shares in the aggregate, subject to various terms and conditions, for an aggregate total of 38,800,560 shares of common stock on a fully diluted basis. Investors in the Private Placement would hold rights to acquire an aggregate of 15,400,000 shares upon conversion of the Notes and exercise of the Warrants, representing 39.7% of all shares of the Company's common stock on a fully diluted basis.

If the Company were to close on the full maximum principal amount of the Private Placement in the amount of $12 million, the Company would issue Notes and Warrants representing rights to acquire an additional 1,400,000 shares, subject to the adjustments described above. At the present time, however, the Company does not believe that additional Notes or Warrants will be issued in the Private Placement.

In the event that the conversion price of the Notes and the exercise price of the Warrants is adjusted downward following the closing of the Private Placement by operation of the Price Anti-Dilution Provisions or the October Reset Provision described above, the percentage of the fully diluted shares that investors in the Private Placement would have the right to receive in the future would be increased and the ownership interests of existing shareholders of the Company would be further diluted.

VOTING RIGHTS. Investors in the Private Placement will not have any voting rights related to the shares underlying the Notes and the Warrants unless and until such shares are acquired upon conversion of the Notes or exercise of the Warrants.

SECURITY INTEREST IN ASSETS OF THE COMPANY. The obligations of the Company under the Notes will be secured by a first priority lien on substantially all of the assets of the Company and its subsidiaries, subject only to certain prior permitted liens. This security interest (i) may impair the Company's ability to obtain additional asset-based financing if such additional financing becomes necessary in the future and (ii) will give the investors in the Private Placement priority over unsecured creditors and holders of common stock in the event of any reorganization or liquidation of the Company.

RATIONALE FOR THE PRIVATE PLACEMENT

The report of our independent accountants on our financial statements for the fiscal year ended December 30, 2000 contains an explanatory paragraph expressing substantial doubt about the Company's ability to continue as a going concern as a result of our negative cash flows. The Company has incurred pre-tax losses from operations of $26.0 million and $15.0 million in 2000 and 1999, respectively, and had negative working capital of $18.2 million at December 30, 2000. As a result of fiscal 2000 operating losses and the recent downturn in the economy, which has adversely affected our sales trends, without the additional financing provided by the Private Placement, our current cash flows may not be sufficient to meet our near-term liquidity needs. Our near-term cash needs have been further impacted by:

o The seasonality of our business, with lower sales volumes historically occurring during the second quarter;

o The timing of marketing and advertising expenditures, with the initial launch of our Sleep Number(R) campaign occurring in the first and second quarters of the current fiscal year and higher direct marketing expenditures in the early part of the year when rates are more favorable; and

o Working capital needs as we expand our wholesale activities through a significant QVC sales event in May 2001.

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

In the fourth quarter of 2000, we began pursuing $10 million or more of working capital financing from a variety of potential sources. Due to our traditional business model, under which we manufacture product to meet consumer orders and maintain minimal levels of finished goods inventory, the recent economic downturn, and recent tightening of credit markets, we have been unable to obtain traditional asset-based financing in amounts sufficient to fully meet our working capital requirements.

As a result, early in the second quarter of this year, we began pursuing the Private Placement. We have also been aggressively managing our costs and cash flow to preserve and extend our cash resources. Cost reduction efforts have included termination of non-core business initiatives, closure of certain facilities, including one of three manufacturing facilities, one of two administrative offices and one of two call centers, closure of retail stores, reduction of corporate and administrative overhead and staffing, and adjustment of advertising, promotional and other marketing programs. We are also pursuing programs to improve our liquidity, including negotiation of supplier and landlord payment terms, the reduction of inventory levels and the deferral of capital programs.

We believe that the proceeds from the Private Placement, together with the cost reduction efforts and the aggressive management of current and future cash resources, will provide sufficient working capital to fund operations for the foreseeable future.

VOTE REQUIRED

Approval of the Private Placement requires the affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote in person or by proxy on the matter at the Annual Meeting, and the affirmative vote of at least a majority of the minimum number of votes necessary for a quorum.

BOARD OF DIRECTORS RECOMMENDATION

The Board of Directors recommends that the shareholders vote FOR approval of the Private Placement. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR approval of the Private Placement.

                     AMENDMENT TO 1997 STOCK INCENTIVE PLAN

                                  (PROPOSAL 4)

                            ------------------------

PROPOSED AMENDMENT

On March 28, 1997, the Board of Directors of the Company adopted the Select Comfort Corporation 1997 Stock Incentive Plan (the "1997 Plan"), which the Company's shareholders approved on March 27, 1998. On May 1, 2001, the Board amended the 1997 Plan, subject to shareholder approval, to increase the number of shares of common stock reserved for issuance under the 1997 Plan by 3,000,000 shares, from 3,500,000 shares to a total of 6,500,000 shares. You are being asked to approve this amendment at the Annual Meeting.

PURPOSE OF THE AMENDMENT

Providing stock option grants and other incentive awards under the 1997 Plan is an important element in the overall success of Select Comfort. In general, the Board believes that equity-based incentives align the interests of the Company's management and employees with those of the Company's shareholders. In addition, providing stock option grants and other incentive awards under the 1997 Plan is an important strategy for attracting and retaining the type of high-quality executives, employees and advisors the Board believes necessary for Select Comfort to achieve its goals. Given the intense competition for such personnel, the Board believes that its ability to offer competitive compensation packages, including those with equity-based incentive components, is particularly important in attracting and retaining qualified candidates.

A general description of the basic features of the 1997 Plan is outlined below. Unless otherwise indicated, the following summary of the principal provisions of the 1997 Plan assumes the approval of the proposed amendment to the 1997 Plan. This summary is qualified in its entirety by reference to the actual text of the 1997 Plan, a copy of which you may obtain from the Company at the address set forth at the beginning of this proxy statement.

SUMMARY OF THE 1997 PLAN

INTRODUCTION. The 1997 Plan permits the Company to grant options, stock appreciation rights, restricted stock awards, performance units and stock bonuses.

PURPOSE OF THE 1997 PLAN. The 1997 Plan's purpose is to advance the Company's interests and the interests of our shareholders by enabling us to attract and retain talented persons by:

o providing an incentive to such individuals through equity participation in the Company; and

o rewarding such individuals who contribute to the achievement of the Company's economic objectives.

ELIGIBLE PARTICIPANTS. All employees (including officers and directors who are also employees) of Select Comfort or any subsidiary and any non-employee directors, consultants and independent contractors of Select Comfort or any subsidiary who, in the judgment of the Compensation Committee, have contributed, are contributing or are expected to contribute to the achievement of the Company's economic objectives are eligible to participate in the 1997 Plan. As of May 1, 2001, there were approximately 1,600 employees of the Company eligible to be granted incentive awards under the 1997 Plan.

Participants may be granted one or more incentive awards, alone or in combination with other awards. The incentive awards will always be subject to whatever terms and conditions the Compensation Committee determines, provided such terms and conditions are consistent with the 1997 Plan. All incentive awards are deemed granted as of the date specified in the Compensation Committee's resolution, which will be the date of the participant's award agreement.

ADMINISTRATION. The Compensation Committee of the Board of Directors administers the 1997 Plan. The Compensation Committee has the authority to determine all provisions of incentive awards as long as they are consistent with the terms of the 1997 Plan. The Compensation Committee also has the authority to amend or modify the terms of any outstanding incentive award in any manner. Any such amendment or modification, however, must be permitted by the 1997 Plan and may not adversely affect any participant's rights without his or her consent. Each determination, interpretation or other action of the Committee will be conclusive and binding for all purposes on all persons.

STOCK SUBJECT TO THE 1997 PLAN. Prior to the proposed amendment of the 1997 Plan described in this proxy statement, there were 3,500,000 shares of common stock authorized for issuance under the 1997 Plan. The amendment to the 1997 Plan proposed hereby would increase the number of shares authorized under the 1997 Plan from 3,500,000 to 6,500,000 shares. As of May 30, 2001, we had granted options to purchase an aggregate of 4,390,275 shares of common stock under the 1997 Plan, 410,367 of which had been exercised, 1,113,165 of which had been cancelled, and 2,866,743 of which remain outstanding at a weighted average exercise price of $7.41 per share. As a result, as of May 30, 2001, 222,890 shares of common stock were available for future grants under the 1997 Plan. If this proposal is approved by the shareholders at the Annual Meeting, 3,222,890 shares of common stock will be available for future grants.

The following points describe how the number of shares of common stock available for issuance under the 1997 Plan is determined at any point in time.

o OUTSTANDING INCENTIVE AWARDS -- reduces the maximum number of shares available for issuance.

o SHARES ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS -- reduces the maximum number of shares available for issuance.

o INCENTIVE AWARD LAPSES OR EXPIRES UNEXERCISED OR UNVESTED -- shares become available again for issuance.

o OPTION IS FORFEITED OR TERMINATED UNEXERCISED OR UNVESTED -- shares become available again for issuance.

o RESTRICTED STOCK AWARD IS FORFEITED -- shares do not become available for further issuance under the 1997 Plan.

o WE PAY FOR THE INCENTIVE AWARD, IN CASH, NOT COMMON STOCK -- shares become available again for issuance.

OPTIONS. An option provides the optionee with the opportunity to purchase shares of common stock in a specified amount, at a predetermined price for a specific period of time. Incentive options may only be granted with an exercise price equal to at least the fair market value of the common stock on the date of grant, which is defined in the 1997 Plan to equal the average of the high and low trading prices of the common stock on the Nasdaq National Market on the date of grant. On May 1, 2001, the average of the high and the low trading prices as reported on the Nasdaq National Market was $0.85 per share. Options will become exercisable at such times and in such installments as may be determined by the Compensation Committee, provided that options may not be exercisable after 10 years from their date of grant.

The exercise price of options must be paid in cash, except that the Compensation Committee may allow payment to be made (in whole or in part) by delivery of a "broker exercise notice" (pursuant to which the broker or dealer is instructed to sell enough shares or loan the optionee enough money to pay the exercise price and to remit such sums to the Company), a promissory note or by transfer of shares of common stock (either previously owned by the participant or to be acquired upon option exercise). The aggregate fair market value of shares of common stock with respect to which incentive stock options within the meaning of
Section 422 of the Internal Revenue Code become exercisable for the first time by a participant in any calendar year may not exceed $100,000. Any incentive options in excess of this amount will be treated as non-statutory options.

STOCK APPRECIATION RIGHTS. A stock appreciation right is a right to receive a payment from the Company in the form of common stock, cash or a combination of both, equal to the difference between the fair market value of one or more shares of common stock and the exercise price of such shares. The exercise price of a stock appreciation right will be determined by the Compensation Committee, but may not be less than the fair market value of the common stock on the date of grant. Stock appreciation rights become exercisable at such times and in such installments as may be determined by the Compensation Committee, except that stock appreciation rights may not become exercisable prior to six months from their date of grant and may not be exercisable after 10 years from their date of grant. A holder of a stock appreciation right has no rights as a shareholder with respect to any shares subject to a stock appreciation right unless and until he or she exercises the right and the Compensation Committee decides to pay the holder in the form of common stock.

RESTRICTED STOCK AWARDS. A restricted stock award is an award of shares of common stock that cannot be transferred to any person for some predetermined period of time, and may have to be returned to the Company upon the occurrence of certain conditions. The Compensation Committee may impose such restrictions or conditions to the vesting of restricted stock awards as it deems appropriate, including that the participant remain in the continuous employ or service of the Company for a certain period or that the participant or the Company satisfy certain performance goals or criteria. No restricted stock award may vest prior to six months from its date of grant. Unless the Compensation Committee determines otherwise, any dividends or distributions paid with respect to shares of common stock subject to the unvested portion of a restricted stock award will be subject to the same restrictions as the shares to which such dividends or distributions relate.

PERFORMANCE UNITS. A performance unit is a right to receive cash, common stock, or a combination of both, upon the achievement of established performance goals. A performance unit will vest at such times and in such installments as may be determined by the Compensation Committee. The Compensation Committee may impose such restrictions or conditions to the vesting of performance units as it deems appropriate, including that the participant remain in the continuous employ or service of the Company for a certain period or that the participant or the Company satisfy certain performance goals or criteria.

STOCK BONUSES. A stock bonus is an award of common stock upon the achievement of established performance goals.

EFFECT OF BREACH OF CONFIDENTIALITY OR NON-COMPETE AGREEMENT. Without notice, the Compensation Committee may immediately terminate all of a participant's rights under the 1997 Plan and his or her incentive awards if such participant materially breaches the terms of any confidentiality or non-compete agreement entered into with the Company or any subsidiary, whether such breach occurs before or after the participant voluntarily terminates his or her service with the Company.

EFFECT OF CHANGE IN CONTROL. See "Executive Compensation and Other Benefits -- Change in Control Arrangements" for discussion regarding the effects of a "change in control" on incentive awards granted under the 1997 Plan.

EFFECT OF TERMINATION OF EMPLOYMENT ON SERVICE. In the event a participant's employment or other service with the Company is terminated by reason of death, disability or retirement,

o all outstanding options and stock appreciation rights will remain exercisable to the extent then exercisable for a period of one year after such termination (three months in the case of retirement), but in no event after their original expiration date,

o all restricted stock awards then held by the participant will become fully vested and nonforfeitable, and

o all performance units and stock bonuses then held by the participant will vest or continue to vest according to their original terms.

In the event a participant's employment or other service with the Company is terminated for any other reason, other than for cause, all outstanding options and stock appreciation rights will remain exercisable to the extent then exercisable for a period of three months after such termination.

In the event a participant's employment or other service with the Company is terminated for cause,

o all outstanding options and stock appreciation rights will immediately terminate without notice,

o all restricted stock awards that have not vested as of such termination will be terminated and forfeited, and

o all performance units and stock bonuses then held by the participant will vest or continue to vest according to their original terms.

The Company may, in its discretion, modify these post-termination provisions, provided that no option or stock appreciation right may remain exercisable beyond its expiration date.

AMENDMENT OF 1997 PLAN. The Board of Directors has the following powers with respect to the 1997 Plan:

o The Board may suspend or terminate all or a portion of the 1997 Plan at any time.

o The Board may amend the 1997 Plan to conform to any change in applicable laws or regulations.

o The Board may amend the 1997 Plan in whatever manner it deems to be in the Company's best interests.


The Board may not, however, make an amendment to the 1997 Plan without shareholder approval if shareholder approval is required under Rule 16(b)(3) under the Securities Exchange Act of 1934, Section 422 of the Internal Revenue Code or the rules of the Nasdaq Stock Market. Furthermore, the Board cannot make any modification to the 1997 Plan that would adversely affect outstanding incentive awards without the consent of the affected participants.

TERMINATION. The 1997 Plan will terminate on March 28, 2007, unless terminated earlier by the Board. No incentive award may be granted after such termination. Incentive awards outstanding upon termination of the 1997 Plan may continue to be exercised, or become free of restrictions, in accordance with their terms.

FEDERAL INCOME TAX CONSEQUENCES

The following description of federal income tax consequences is based on current statutes, regulations and interpretations. The description does not include foreign, state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to directors, executive officers or greater than 10% shareholders of the Company or to any individual participant who receives an incentive award under the 1997 Plan.

INCENTIVE STOCK OPTIONS. There will not be any federal income tax consequences to either the participant or the Company as a result of the grant to an employee of an incentive stock option under the 1997 Plan. The exercise by a participant of an incentive stock option also will not result in any federal income tax consequences to the Company or the participant, except that (i) an amount equal to the excess of the fair market value of the shares acquired upon exercise of the incentive stock option, determined at the time of exercise, over the amount paid for the shares by the participant will be includable in the participant's alternative minimum taxable income for purposes of the alternative minimum tax, and (ii) the participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (see explanation below). Special rules will apply if previously acquired shares of common stock are permitted to be tendered in payment of an option exercise price.

If the participant disposes of the incentive stock option shares acquired upon exercise of the incentive stock option, the federal income tax consequences will depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the participant exercised the incentive stock option, then the participant will recognize a long-term capital gain or loss. The amount of the long-term capital gain or loss will be equal to the difference between (i) the amount the participant realized on disposition of the shares, and (ii) the option price at which the participant acquired the shares. The Company is not entitled to any compensation expense deduction under these circumstances.

If the participant does not satisfy both of the above holding period requirements, then the participant will be required to report as ordinary income, in the year the participant disposes of the shares, the amount by which the lesser of (i) the fair market value of the shares at the time of exercise of the incentive stock option, or (ii) the amount realized on the disposition of the shares, exceeds the option price for the shares. The Company will be entitled to a compensation expense deduction in an amount equal to the ordinary income includable in the taxable income of the participant. This compensation income may be subject to withholding. The remainder of the gain recognized on the disposition, if any, or any loss recognized on the disposition, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

NON-STATUTORY STOCK OPTIONS. Neither the participant nor the Company incurs any federal income tax consequences as a result of the grant of a non-statutory stock option. Upon exercise of a non-statutory stock option, a participant will recognize ordinary income, subject to withholding, on the date of exercise in an amount equal to the difference between (i) the fair market value of the shares purchased, determined on the date of exercise, and (ii) the consideration paid for the shares. The participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (see explanation below). Special rules will apply if previously acquired shares of common stock are permitted to be tendered in payment of an option exercise price.

At the time of a subsequent sale or disposition of any shares of common stock obtained upon exercise of a non-statutory stock option, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date of exercise.

In general, the Company will be entitled to a compensation expense deduction in connection with the exercise of a non-statutory stock option for any amounts includable in the taxable income of the participant as ordinary income, provided the

Company complies with any applicable withholding requirements.

STOCK APPRECIATION RIGHTS. A participant who receives a stock appreciation right will not recognize any taxable income at the time of the grant. Upon the exercise of a stock appreciation right, the participant will realize ordinary income in an amount equal to the cash and the fair market value of any shares of common stock received by the participant. Provided that proper withholding is made, the Company will be entitled to a compensation expense deduction for any amounts includable by the participant as ordinary income.

RESTRICTED STOCK AWARDS. With respect to shares issued pursuant to a restricted stock award that are not subject to a substantial risk of forfeiture, a participant will include as ordinary income in the year of receipt an amount equal to the fair market value of the shares received on the date of receipt. With respect to shares that are subject to a substantial risk of forfeiture, a participant may file an election under Section 83(b) of the Internal Revenue Code within 30 days after the shares are received to include as ordinary income in the year of receipt an amount equal to the fair market value of the shares received on the date of receipt (determined as if the shares were not subject to any risk of forfeiture). The Company will receive a corresponding tax deduction, provided that proper withholding is made. If a Section 83(b) election is made, the participant will not recognize any additional income when the restrictions on the shares issued in connection with the stock award lapse. At the time any such shares are sold or disposed of, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date of receipt of the restricted stock award.

A participant who does not make a Section 83(b) election within 30 days of the receipt of a restricted stock award that is subject to a substantial risk of forfeiture will recognize ordinary income at the time of the lapse of the restrictions in an amount equal to the then fair market value of the shares. The Company will receive a corresponding tax deduction, provided that proper withholding is made. At the time of a subsequent sale or disposition of any shares of common stock issued in connection with a restricted stock award as to which the restrictions have lapsed, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date the restrictions lapse.

PERFORMANCE UNITS. A participant who receives a performance unit will not recognize any taxable income at the time of the grant. Upon settlement of the performance unit, the participant will realize ordinary income in an amount equal to the cash and the fair market value of any shares of common stock received by the participant. Provided that proper withholding is made, the Company would be entitled to a compensation expense deduction for any amounts includable by the participant as ordinary income.

STOCK BONUSES. With respect to shares issued pursuant to a stock bonus, a participant will include as ordinary income in the year of receipt an amount equal to the fair market value of the shares received as of the date of receipt. The Company will receive a corresponding tax deduction, provided that proper withholding is made. At the time of a subsequent sale or disposition of any shares of common stock issued in connection with a stock bonus, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date the shares were received.

EXCISE TAX ON PARACHUTE PAYMENTS. The Internal Revenue Code also imposes a 20% excise tax on the recipient of "excess parachute payments," as defined in the Internal Revenue Code and denies tax deductibility to the Company on excess parachute payments. Generally, parachute payments are payments in the nature of compensation to employees of a company who are officers, shareholders or highly compensated individuals, which payments are contingent upon a change in ownership or effective control of the company, or in the ownership of a substantial portion of the assets of the company. For example, acceleration of the exercisability of options, or the vesting of restricted stock awards, upon a change in control of the Company may constitute parachute payments, and in certain cases, "excess parachute payments."

SECTION 162(m). Under Section 162(m) of the Internal Revenue Code, the deductibility of certain compensation paid to the chief executive officer and each of the four other most highly compensated executives of a publicly held corporation is limited to $1,000,000. Compensation for this purpose generally includes any items of compensation expense described above in connection with incentive awards under the 1997 Plan. However, certain types of compensation are excepted from this limit, including compensation that qualifies as "performance-based compensation." As a result of the amendment of the 1997 Plan on March 2, 2000 to impose an annual limit on the number of options granted to any individual, any compensation expense resulting from the exercise of options granted on or subsequent to March 2, 2000 under the 1997 Plan with exercise prices equal to (or greater than) the fair market value of the common stock on the date of grant should qualify as "performance-based compensation" excepted from the limit of Section 162(m). However, compensation expense in connection with any other incentive awards under the 1997 Plan will be subject to this limit.

INCENTIVE AWARDS GRANTED UNDER THE 1997 PLAN

Information about options granted in fiscal 2000 under the 1997 Plan to the Chief Executive Officer of Select Comfort and the four other most highly compensated executive officers of Select Comfort during fiscal 2000 can be found in the table under the heading "Option Grants in Last Fiscal Year" on page 15 of this proxy statement. In fiscal 2000, options to purchase an aggregate of 846,000 shares were granted to all current executive officers as a group, options to purchase 84,000 shares were granted to current directors who are not executive officers, and options to purchase an aggregate of 337,700 shares were granted to all employees (excluding current executive officers) as a group under the 1997 Plan.

No information can be provided with respect to options or awards that may be granted in the future under the 1997 Plan. Such awards are within the discretion of the Compensation Committee and the Board of Directors. The Compensation Committee has not determined future awards or who might receive them.

VOTE REQUIRED

Approval of the amendment of the 1997 Plan to increase the number of shares of common stock reserved for issuance by 3,000,000 shares, from 3,500,000 shares to 6,500,000 shares, requires the affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote in person or by proxy on this matter at the Annual Meeting, and the affirmative vote of at least a majority of the minimum number of votes necessary for a quorum.

BOARD RECOMMENDATION

The Board of Directors recommends that the shareholders vote FOR approval of the amendment to the 1997 Plan. Unless a contrary choice is specified, proxies solicited by the Board will be voted FOR approval of the amendment to the 1997 Plan.

                              PROPOSAL TO AMEND THE
                        1999 EMPLOYEE STOCK PURCHASE PLAN

                                  (PROPOSAL 5)

                            -------------------------

PROPOSED AMENDMENT

On June 10, 1999, the Board of Directors adopted the 1999 Employee Stock Purchase Plan (the "Purchase Plan"), which was approved by our shareholders on May 18, 2000. On February 13, 2001, the Board amended the Purchase Plan to increase the number of shares reserved for issuance under the Purchase Plan by 500,000 shares, from 500,000 shares to a total of 1,000,000 shares. You are being asked to approve this amendment at the Annual Meeting.

PURPOSE OF THE AMENDMENT

The Purchase Plan allows eligible employees of Select Comfort and its subsidiaries to purchase shares of common stock on favorable terms through payroll deductions. Under the Purchase Plan, Select Comfort conducts a series of offerings of its common stock, each continuing for a period of three months (the "Offering Period") and each beginning on January 1, April 1, July 1 and October 1 of each year, as the case may be (the "Offering Commencement Date"), and ending on the following March 31, June 30, September 30 and December 31, as the case may be (the "Offering Termination Date"). On each Offering Commencement Date, each eligible participating employee (the "Participant") in the Purchase Plan will be granted, by operation of the Purchase Plan, an option (a "Purchase Plan Option") to purchase as many full shares of common stock as can be purchased with payroll deductions authorized by the Participant and credited to the Participant's account during that Offering Period.

The purpose of the Purchase Plan is to advance the interests of Select Comfort and its shareholders by allowing employees of Select Comfort and its subsidiaries the opportunity to acquire an ownership interest in Select Comfort through these purchases.

At the time that the Purchase Plan was originally approved by the Board and the shareholders, 500,000 shares were reserved for issuance under the plan. Through the end of the 2000 fiscal year, the Company had issued an aggregate of 222,632 shares under the Purchase Plan. Based on current participation levels in the plan and the current trading price of the Company's common stock, the originally reserved shares would be depleted during the second quarter of fiscal 2001. Without approval of the increase in the number of shares available under the Purchase Plan, the Company may be forced to terminate the plan, removing an important benefit to our employees that is designed to align the interests of our employees with those of our shareholders.

The major features of the Purchase Plan are summarized below, which summary is qualified in its entirety by reference to the actual text of the Purchase Plan, a copy of which may be obtained from Select Comfort.

SUMMARY OF THE PURCHASE PLAN

GENERAL. Any employee (including any executive officer) of Select Comfort or any participating subsidiary, other than an employee whose customary employment is five months or less per calendar year, who has been continuously employed by Select Comfort or a subsidiary prior to the Offering Commencement Date for an Offering Period will be eligible to participate in that Offering Period.

Subject to approval by the shareholders of the proposed amendment of the Purchase Plan, the maximum number of shares of common stock available for issuance under the Purchase Plan is 1,000,000 shares. Any shares of common stock that are subject to a Purchase Plan Option that terminates unexercised will automatically become available again for issuance under the Purchase Plan. The number and type of securities subject to outstanding Purchase Plan Options and the exercise price of outstanding Purchase Plan Options will be appropriately adjusted by the Company in the event of any common stock dividend, stock split, recapitalization, merger, consolidation, combination or exchange or other change in the corporate structure or shares of Select Comfort. If the total number of shares that would otherwise be issuable on any Offering Termination Date exceeds the number of shares then available under the Purchase Plan (after deduction of all shares for which Purchase Plan Options have been exercised or are then outstanding), Select Comfort will make a pro rata allocation of the shares remaining available for Purchase Plan Option grants in as uniform and equitable a manner as it deems appropriate.

The Compensation Committee (the "Committee") of the Board administers the Purchase Plan. Members of the Committee are appointed from time to time by the Board, serve at the pleasure of the Board, and may resign at any time upon written notice to the Board. The Committee has the authority to make, administer and interpret such rules and regulations as it deems necessary to administer the Purchase Plan.

PARTICIPATION. An eligible employee may become a Participant in the Purchase Plan by completing an enrollment form authorizing payroll deductions on the form provided by Select Comfort and filing it with the Human Resources Department not later than the 15th day of the month immediately preceding the Offering Commencement Date of the first Offering Period in which the Participant wishes to participate. Payroll deductions for a Participant will begin with the first payroll following the applicable Offering Commencement Date and will continue until the termination of the Purchase Plan, subject to withdrawal by the Participant at any time as described below. An otherwise eligible employee will not be granted a Purchase Plan Option under the Purchase Plan if, immediately after the grant, the Participant would own shares of common stock and/or hold outstanding options to purchase shares of common stock possessing 5% or more of the total combined voting power or value of all classes of stock of Select Comfort or of any subsidiary. As of May 1, 2001, approximately 1,600 persons were eligible to participate in the Purchase Plan.

PAYROLL DEDUCTIONS. By completing and filing a participation form, a Participant elects to have payroll deductions made from the Participant's total compensation on each payday during the Offering Period at a rate equal to a whole percentage from 1% to 15% of the total compensation that he or she would have received on the payday (or such other minimum or maximum percentages as the Committee may from time to time establish). No increases or decreases in the amount of payroll deductions for a Participant may be made during an Offering Period. A Participant may increase or decrease the rate of the Participant's payroll deductions under the Purchase Plan for subsequent Offering Periods by completing an amended enrollment form and filing it no later than the 15th day of the month immediately preceding the Offering Commencement Date of the Offering Period for which the increase or decrease is to become effective. A Participant may discontinue participation in the Purchase Plan at any time as described below.

The funds accumulated through a Participant's payroll deductions under the Purchase Plan are credited to an account established under the Purchase Plan for the Participant. These funds are held by Select Comfort as part of its general assets, usable for any corporate purpose, and Select Comfort is not obligated to keep these funds separate from its other corporate funds. Participants will not receive any interest from Select Comfort for the funds accumulated from their payroll deductions under the Purchase Plan and may not make any separate cash payment or contribution to such account.

PURCHASE OF SHARES. On each Offering Commencement Date, each Participant is granted, by operation of the Purchase Plan, a Purchase Plan Option to purchase as many full shares of common stock as he or she will be able to purchase with the payroll deductions credited to the Participant's account during the Offering Period plus the balance (if any) carried forward from the preceding Offering Period. Unless a Participant withdraws from the Purchase Plan as described below, the Participant's Purchase Plan Option will be exercised automatically on the Offering Termination Date for the purchase of the number full of shares of common stock that the accumulated payroll deductions in the Participant's account on the Offering Termination Date will purchase at the applicable price, determined in the manner described below. The number of shares of common stock that may be purchased under the Purchase Plan, however, will be limited as follows: (i) no Participant may purchase more than 2,000 shares of common stock under the Purchase Plan in any given Offering Period; and (ii) no Participant may be granted a Purchase Plan Option that permits such Participant's rights to purchase common stock under the Purchase Plan and any other "employee stock purchase plans" of Select Comfort and its subsidiaries to become exercisable at a rate that exceeds $25,000 of fair market value of such shares of common stock (determined at the time such Purchase Plan Option is granted) for each calendar year in which such Purchase Plan Option is outstanding at any time.

The per share purchase price of the shares offered in a given Offering Period will be 85% of the fair market value of one share of common stock on the Offering Termination Date. For this purpose, the fair market value of the common stock will be the average of the reported high and low sale prices of the common stock as reported by the Nasdaq National Market on the applicable date or, if no shares were traded on such day, as of the next preceding day on which there was such a trade. On May 1, 2001 the average of the reported high and low sale prices of the common stock on the Nasdaq National Market was $0.85 per share.

Shares purchased in an Offering Period will be issued as soon as practicable after each Offering Termination Date. The Committee may determine, in its sole discretion, the manner of delivery of shares of common stock purchased under the Purchase Plan. No Participant will have any interest in any shares of common stock subject to a Purchase Plan Option under the Purchase Plan until the Purchase Plan Option has been exercised.

NON-TRANSFERABILITY OF PURCHASE PLAN OPTIONS. Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of a Purchase Plan Option or to receive shares of common stock under the Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or by designation of a beneficiary as provided in the Purchase Plan). Any such attempt at assignment, transfer, pledge or other disposition will have no effect, except that Select Comfort may treat such act as an election to withdraw from the Purchase Plan, in which case the provisions described below will apply.

WITHDRAWAL AND TERMINATION OF EMPLOYMENT. A Participant may terminate participation in the Purchase Plan and withdraw all, but not less than all, of the payroll deductions credited to the Participant's account under the Purchase Plan prior to the Offering Termination Date of an Offering Period by giving written notice to Select Comfort no later than the 15th day of the last month of the Offering Period. The notice must state the Participant's desire to terminate involvement in the Purchase Plan, specify a termination date and request the withdrawal of all of the Participant's payroll deductions held under the Purchase Plan. All of the Participant's payroll deductions credited to the Participant's account will be paid to such Participant as soon as practicable after the termination date specified in the notice (or, if no date is specified, as soon as practicable after receipt of the notice of termination and withdrawal), the Purchase Plan Option for the Offering Period will automatically be canceled, and no further payroll deductions for the purchase of shares of common stock will be made during the Offering Period or for any subsequent Offering Period unless a new enrollment form is filed. A Participant's withdrawal from an Offering Period will not have any effect upon the Participant's eligibility to participate in a succeeding Offering Period or in any similar plan that Select Comfort may adopt.

Upon termination of a Participant's employment for any reason, including retirement, death or disability, the payroll deductions credited to such Participant's account will be returned as soon as practicable after the effective date of termination (or, in the case of the Participant's death, to the person or persons entitled to such funds according to the provisions described above under the section "Non-Transferability of Purchase Plan Options") and the Participant's Purchase Plan Option will automatically be canceled. A transfer of employment between Select Comfort and a subsidiary or between subsidiaries and absences or leaves approved by Select Comfort are not considered termination of employment under the Purchase Plan.

FEDERAL INCOME TAX CONSEQUENCES

The following general description of federal income tax consequences is based upon current statutes, regulations and interpretations. This description is not intended to address specific tax consequences applicable to an individual participant who receives a Purchase Plan Option and does not address special rules that may be applicable to directors, officers and greater-than-10% stockholders of Select Comfort.

The Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. If the Purchase Plan so qualifies, the amount withheld from a Participant's compensation under the Purchase Plan will constitute ordinary income for federal income tax purposes in the year in which such amounts would otherwise have been paid to the Participant. However, a Participant will generally not recognize any income for federal income tax purposes either on the grant of a Purchase Plan Option or upon the issuance of any shares of common stock under the Purchase Plan.

The federal income tax consequences of disposing of shares of common stock acquired under the Purchase Plan depend upon how long a Participant holds the shares. If a Participant disposes of shares acquired under the Purchase Plan (other than a transfer by reason of death) within a period of two years from the Offering Commencement Date of the Offering Period in which the shares were acquired, an amount equal to the difference between the purchase price and the fair market value of the shares on the last day of the Offering Period will be treated as ordinary income for federal income tax purposes in the taxable year in which the disposition takes place.

Such amount may be subject to wage withholding. The difference between the amount realized upon such disposition of the shares and their fair market value on the last day of the Offering Period will constitute capital gain or loss. Whether the gain (or loss) constitutes long-term or short-term capital gain (or loss) will depend upon the length of time the Participant held the stock prior to its disposition. Participants should consult their tax advisors to determine whether any specific gain (or loss) constitutes long-term or short-term capital gain (or loss).

If a Participant disposes of any shares acquired under the Purchase Plan more than two years after the Offering Commencement Date of the Offering Period in which such shares were acquired (or if no disposition has occurred by the time of Participant's death) an amount equal to the lesser of (a) the excess of the fair market value of the shares at the time of disposition (or death) over the purchase price, or (b) the excess of the fair market value of the shares on the Offering Commencement Date of the Offering Period in which the shares were acquired over the purchase price will be recognized as ordinary income and may be subject to wage withholding. With respect to a disposition of such shares, any remaining gain on such disposition will be taxed as long-term capital gain. With respect to a transfer of such shares upon death, any remaining gain or loss will not be recognized. However, a subsequent sale or exchange of such shares by a Participant's estate or the person receiving such shares by reason of the Participant's death may result in capital gain or loss.

No income tax deduction ordinarily is allowed to Select Comfort with respect to the grant of any Purchase Plan Option, the issuance of any shares of common stock under the Purchase Plan or the disposition of any shares acquired under the Purchase Plan and held for two years. However, if a Participant disposes of shares purchased under the Purchase Plan within two years after the Offering Commencement Date of the Offering Period in which the shares were acquired, Select Comfort will receive an income tax deduction in the year of such disposition in an amount equal to the amount constituting ordinary income to the Participant, provided that Select Comfort complies with the applicable wage withholding requirements.

VOTE REQUIRED

Approval of the amendment of the 1999 Employee Stock Purchase Plan to increase the number of shares reserved for issuance by 500,000 shares, from 500,000 shares to 1,000,000 shares, requires the affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote in person or by proxy on the matter at the Annual Meeting, and the affirmative vote of at least a majority of the minimum number of votes necessary for a quorum.

BOARD OF DIRECTORS RECOMMENDATION

The Board of Directors recommends that the shareholders vote FOR approval of the amendment of the 1999 Employee Stock Purchase Plan. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR approval of the amendment of the 1999 Employee Stock Purchase Plan.

                      APPROVAL OF THE MATERIAL TERMS OF THE
             PERFORMANCE GOALS UNDER THE SELECT COMFORT CORPORATION
                    EXECUTIVE AND KEY EMPLOYEE INCENTIVE PLAN

                                  (PROPOSAL 6)

                            ------------------------

PROPOSAL

At the Annual Meeting, shareholders will be requested to consider and act upon a proposal to approve the material terms of the performance goals under the Select Comfort Corporation Executive and Key Employee Incentive Plan (the "Incentive Plan"). On February 13, 2001, the Board of Directors approved the Incentive Plan, subject to approval by shareholders of the material terms of the objective performance goals under the Incentive Plan (the "Performance Goals"). The purposes of the Incentive Plan are to:

o Enable the Company to attract and retain high caliber executives and key employees;

o Provide incentive compensation for such executives and key employees that is linked to the growth and profitability of the Company and increases in shareholder value; and

o Further the identity of interests of such executives and key employees with the interests of our shareholders.

Although no shareholder approval is required for the Company to enact and maintain the Incentive Plan, shareholder approval of the Performance Goals is required to obtain tax deductibility by the Company of awards payable under the Incentive Plan.

The principal features of the Incentive Plan are summarized below, which summary is qualified in its entirety by reference to the actual text of the Incentive Plan, a copy of which may be obtained from Select Comfort.

DESCRIPTION OF THE INCENTIVE PLAN

Below is a summary of certain important features of the Incentive Plan and a description of the Performance Goals under the Incentive Plan that shareholders are being asked to approve.

ADMINISTRATION. The Compensation Committee will administer the Incentive Plan. Under the terms of the Incentive Plan, at the beginning of each fiscal year, the Compensation Committee determines:

o The employees of the Company by grade level that will be eligible to participate in the Incentive Plan for the fiscal year;

o The quarterly and/or annual specific measures and goals for the fiscal year from among the objective Company-wide Performance Goals described below; and

o For each level of employee: (i) the target incentive compensation award as a percentage of base compensation, (ii) the portion of the target award to be based on the objective Company-wide Performance Goals, and (iii) the portion of the target award, if any, to be based on objective individual performance goals.

Notwithstanding the foregoing, for the senior executive officers of the Company, at least 75% of any award under the Incentive Plan must be based on objective Company-wide Performance Goals and not more than 25% of any award may be based on objective individual performance goals.

The Compensation Committee has full authority to make all decisions necessary to administer the Incentive Plan, to interpret and enforce the terms and conditions of the Incentive Plan and to determine the amounts payable to participants under the Incentive Plan. The Compensation Committee has full authority to reduce or eliminate the amount payable to any participant with respect to any award under the Incentive Plan as may be necessary or appropriate in the discretion of the Compensation Committee. All decisions of the Compensation Committee with respect to any aspect of the Incentive Plan will be final, conclusive and binding for all purposes.

PERFORMANCE GOALS. At the beginning of each fiscal year, the Compensation Committee will determine the quarterly and/or annual specific measures and goals that incentive compensation will be based upon from among the following possible Performance Goals (all of which are determined on a consolidated Company-wide basis):

o    Sales growth or volume;

o    Net operating profit before tax;

o    Cash flow;

o    Earnings per share;

o    Return on capital; and

o    Return on assets.

The foregoing Performance Goals are submitted for approval by the shareholders at the Annual Meeting.

LIMITATION ON AWARDS. The maximum award payable to any participant under the Incentive Plan shall not exceed either 200% of the participant's base salary or $1,000,000.

PAYMENT OF AWARDS. Unless otherwise specified by the Compensation Committee, awards under the Incentive Plan are payable in cash. No participant shall have a right to an award under the Incentive Plan until the Compensation Committee shall have taken final action granting the award. Awards shall be paid as soon as practical following the period for which the award is payable, and in any event within 45 days after the end of the quarter for quarterly awards and within 90 days after the end of the year for annual awards.

The Compensation Committee has selected net operating profit before tax and cash flow as the Performance Goals for the 2001 fiscal year. Approximately 100 employees in various management positions within the Company are potentially eligible to participate in the Incentive Plan. The actual awards to be paid under the Incentive Plan to executive officers or key employees cannot be determined at this time since the awards are dependent on the level of achievement against the Performance Goals.

REASON FOR SHAREHOLDER APPROVAL

The Incentive Plan has been designed to address certain limits on the ability of a public corporation to claim tax deductions for compensation paid to certain highly compensated executive officers. Section162(m) of the Internal Revenue Code generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the chief executive officer or to any of the four other most highly compensated officers of a public corporation. See "Compensation Committee Report on Executive Compensation - Section 162(m)." However, "Qualified Incentive Plan compensation" is exempt from this limitation. Qualified Incentive Plan compensation is compensation paid solely on the basis of achievement of objective Performance Goals, the material terms of which are approved by the shareholders of the public corporation. The shareholders of the Company are thus being asked to approve the material terms of the objective Performance Goals under the Incentive Plan, as described above.

VOTE REQUIRED

Approval of the Performance Goals under the Incentive Plan requires the affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote in person or by proxy on this matter at the Annual Meeting, and the affirmative vote of at least a majority of the minimum number of votes necessary for a quorum.

BOARD RECOMMENDATION

The Board of Directors recommends that the shareholders vote FOR approval of the Performance Goals under the Incentive Plan. Unless a contrary choice is specified, proxies solicited by the Board will be voted FOR approval of the Performance Goals under the Incentive Plan.

                          RATIFICATION OF SELECTION OF
                              INDEPENDENT AUDITORS

                                  (PROPOSAL 7)

                            -------------------------

APPOINTMENT OF AUDITORS

The Board of Directors has appointed KPMG LLP, independent certified public accountants, as our auditors for the year ending December 29, 2001. KPMG LLP has acted as our independent auditors since 1993.

Although it is not required to do so, the Board wishes to submit the selection of KPMG LLP to the shareholders for ratification. If you do not ratify the appointment of KPMG LLP, the Board will consider another firm of independent auditors.

Representatives of KPMG LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

AUDIT FEES

The aggregate fees billed to the Company by KPMG LLP for professional services rendered for the audit of the Company's annual financial statements for fiscal 2000 and for review of the financial statements included in the Company's quarterly reports on Form 10-Q for fiscal 2000 were $104,000.

ALL OTHER FEES

Other than audit fees described above, the aggregate fees billed to the Company by KPMG LLP for all services, none of which were financial information systems design or implementation fees, for fiscal 2000 were $14,000. The Audit Committee has considered as a general matter the independence of KPMG, and has concluded that the provision of the services described above is not incompatible with maintaining KPMG LLP's independence.

VOTE REQUIRED

Ratification of the appointment of KPMG LLP as our auditors for the year ending December 29, 2001 requires the affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote in person or by proxy on this matter at the Annual Meeting, and the affirmative vote of at least a majority of the minimum number of votes necessary for a quorum.

BOARD RECOMMENDATION

The Board recommends a vote FOR ratification of the appointment of KPMG LLP as our auditors for the year ending December 29, 2001. Unless a contrary choice is specified, proxies solicited by the Board will be voted FOR the ratification of KPMG LLP.

                                  OTHER MATTERS
                           ---------------------------

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and all persons who beneficially own more than 10% of the outstanding shares of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock.

Executive officers, directors and greater than 10% beneficial owners are also required to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based upon a review of the copies of such reports furnished to us during the fiscal year ended December 30, 2000 and written representations by such persons, one report on Form 4 relating to the purchase by William R. McLaughlin of 2,000 shares in October, 2000 was inadvertently not timely filed during 2000. All other transactions were reported on a timely basis.

SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

Any shareholder proposal to be included in the proxy materials for the 2002 Annual Meeting of Shareholders must be received by the Company on or before February 18, 2002.

Our Bylaws require advance written notice to the Company of shareholder-proposed business or of a shareholder's intention to make a nomination for director at an annual meeting of shareholders. They also limit the business, which may be conducted at any special meeting of shareholders to business brought by the Board.

Specifically, the Bylaws provide that business may be brought before an annual meeting by a shareholder only if the shareholder provides written notice to the Secretary of the Company not less than 120 days prior to the first anniversary of the date that the Company first released or mailed its proxy statement to shareholders in connection with the preceding year's annual meeting. In the event, however, that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the preceding year's annual meeting date, notice by the shareholder to be timely must be so delivered not later than the close of business on the later of the 120th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

A shareholder's notice must set forth:

o    a description of the proposed business and the reasons for it,

o    the name and address of the shareholder making the proposal,

o the class and number of shares of common stock owned by the shareholder, and

o a description of any material interest of the shareholder in the proposed business.

Our Bylaws also provide that a shareholder may nominate a director at an annual meeting only after providing advance written notice to the Secretary of the Company within the time limits described above. The shareholder's notice must set forth all information about each nominee that would be required under SEC rules in a proxy statement soliciting proxies for the election of such nominee, as well as the nominee's business and residence address. The notice must also set forth the name and record address of the shareholder making the nomination and the class and number of shares of common stock owned by that shareholder.

OTHER BUSINESS

The management of the Company does not intend to present other items of business and knows of no items of business that are likely to be brought before the Annual Meeting except those described in this proxy statement.

However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with the best judgment on such matters.

COPIES OF 2000 ANNUAL REPORT

We will furnish to our shareholders without charge a copy of our Annual Report on Form 10-K (without exhibits) for the fiscal year ended December 30, 2000 upon receipt from any such person of a written request for such an Annual Report.

Such request should be sent to:

    Select Comfort Corporation
    6105 Trenton Lane North
    Minneapolis, Minnesota  55442
    Attn: Shareholder Information

INCORPORATION OF INFORMATION BY REFERENCE

The information contained in the Company's Annual Report to Shareholders and in the Company's quarterly report on Form 10-Q for the first quarter ended March 31, 2001, copies of which have been mailed to shareholders together with this Proxy Statement, is hereby incorporated in this Proxy Statement by reference.

--------------------------------------------------------------------------------

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote your shares of common stock by marking, signing, dating and promptly returning the enclosed proxy card in the envelope provided. No postage is required for mailing in the United States.

                                              By Order Of the Board of Directors

                                              /s/Mark A. Kimball

                                              SENIOR VICE PRESIDENT,
                                              GENERAL COUNSEL AND SECRETARY

June 18, 2001
Minneapolis, Minnesota

                                                                     APPENDIX A


                         SELECT COMFORT CORPORATION

              AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER

                          (Effective March 2, 2000)

I.   PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by Select Comfort Corporation (the "Company") to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

- Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

- Review and appraise the audit efforts of the Company's independent auditors, KPMG LLP.

- Provide an open avenue of communication among the independent auditors, financial and senior management, and the Board of Directors.

     The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.  COMPOSITION

     The Audit Committee shall be comprised of three directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. A director is not independent if the director:

- is an employee of the company or an affiliate, or former employee within three years, or an immediate family member of a current or former (within three years) executive officer;

- has received non-director compensation exceeding $60,000 during the prior year (excluding benefits under a tax-qualified retirement plan);

- is an affiliate of an entity that received payments in any of the past three years exceeding the greater of $200,000 or five percent of either the paying or receiving company's annual gross revenues; or

- is an executive of another entity and any of the company's executives serve on that entity's compensation committee.

    All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise (including prior experience as CEO of an unrelated entity).

     The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

     The Committee shall meet at least two times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent auditors and management quarterly to review the Company's financials consistent with IV.4. below.

IV.  RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

DOCUMENTS/REPORTS REVIEW
1. Review and update this Charter periodically, at least annually, as conditions dictate.

2. Review the Company's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors.

3. Review the annual management recommendations to management prepared by the independent auditors and management's response.

4. Review with financial management and the independent auditors the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

INDEPENDENT AUDITORS
5. Recommend to the Board of Directors the selection of the independent auditors, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent auditors. On an annual basis, the Committee should review and discuss with the auditors all significant relationships the auditors have with the Company to determine the auditors' independence.

6. Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

7. Periodically consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the Company's financial statements.

FINANCIAL REPORTING PROCESSES
8. In consultation with the independent auditors, review the integrity of the Company's financial reporting processes, both internal and external.

9.   Consider  the  independent   auditors'  judgments  about  the  quality  and
     appropriateness of the Company's accounting principles as applied in its financial reporting.

10. Consider and approve, if appropriate, major changes to the Company's accounting principles and practices as suggested by the independent auditors and management.

PROCESS IMPROVEMENT
11. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

12. Following completion of the annual audit, review separately with each of management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

13. Review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements.

14. Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

ETHICAL AND LEGAL COMPLIANCE
15. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

16. Review management's monitoring of the Company's compliance with the Company's Ethical Code, and ensure that management has the proper review system in place to ensure that Company's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

17. Review, with the Company's counsel, legal compliance matters including corporate securities trading policies.

18. Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

19. Review Travel and Entertainment expenditures of President and CEO of the Company.

20. Perform any other activities consistent with this charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

WHILE THE AUDIT COMMITTEE HAS THE RESPONSIBILITIES AND POWERS SET FORTH IN THIS CHARTER, IT IS NOT THE DUTY OF THE AUDIT COMMITTEE TO DETERMINE THAT THE COMPANY'S FINANCIAL STATEMENTS ARE COMPLETE AND ACCURATE AND ARE IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. THIS IS THE RESPONSIBILITY OF MANAGEMENT. THE INDEPENDENT AUDITOR IS RESPONSIBLE TO PLAN AND CONDUCT THIS AUDIT IN ACCORDANCE WITH GAAS. NOR IS IT THE DUTY OF THE AUDIT COMMITTEE TO CONDUCT INVESTIGATIONS, TO RESOLVE DISAGREEMENTS, IF ANY, BETWEEN MANAGEMENT AND THE INDEPENDENT AUDITOR OR TO ASSURE COMPLIANCE WITH LAWS AND REGULATIONS AND THE COMPANY'S CODE OF CONDUCT.

                                                                   APPENDIX B


                     MINNESOTA CONTROL SHARE ACQUISITION ACT

SECTION 302A.671.  CONTROL SHARE ACQUISITIONS.

SUBDIVISION 1. APPLICATION. (a) Unless otherwise expressly provided in the articles or in bylaws approved by the shareholders of an issuing public corporation, this section applies to a control share acquisition. A shareholder's proposal to amend the corporation's articles or bylaws to cause this section to be inapplicable to the corporation requires the vote set forth in subdivision 4a, paragraph (b), in order for it to be effective, unless it is approved by a committee of the board comprised solely of directors who:

     (1) are neither officers nor employees of, nor were during the five years preceding the formation of the committee officers or employees of, the corporation or a related organization;

     (2) are neither acquiring persons nor affiliates or associates of an acquiring person;

     (3) were not nominated for election as directors by an acquiring person or an affiliate or associate of an acquiring person; and

     (4) were directors at the time an acquiring person became an acquiring person or were nominated, elected, or recommended for election as directors by a majority of those directors.

(b) The shares of an issuing public corporation acquired by an acquiring person in a control share acquisition that exceed the threshold of voting power of any of the ranges specified in subdivision 2, paragraph (d), shall have only the voting rights as shall be accorded to them pursuant to subdivision 4a.

SUBD. 2. INFORMATION STATEMENT. An acquiring person shall deliver to the issuing public corporation at its principal executive office an information statement containing all of the following:

(a) the identity and background of the acquiring person, including the identity and background of each member of any partnership, limited partnership, syndicate, or other group constituting the acquiring person, and the identity and background of each affiliate and associate of the acquiring person, including the identity and background of each affiliate and associate of each member of such partnership, syndicate, or other group; provided, however, that with respect to a limited partnership, the information need only be given with respect to a partner who is denominated or functions as a general partner and each affiliate and associate of the general partner;

(b) a reference that the information statement is made under this section;

(c) the number and class or series of shares of the issuing public corporation beneficially owned, directly or indirectly, before the control share acquisition by each of the persons identified pursuant to paragraph (a);

(d) the number and class or series of shares of the issuing public corporation acquired or proposed to be acquired pursuant to the control share acquisition by each of the persons identified pursuant to paragraph (a) and specification of which of the following ranges of voting power in the election of directors that, except for this section, resulted or would result from consummation of the control share acquisition:

     (1)  at least 20 percent but less than 33-1/3 percent;

     (2)  at least 33-1/3 percent but less than or equal to 50 percent;

     (3)  over 50 percent; and

(e) the terms of the control share acquisition or proposed control share acquisition, including, but not limited to, the source of funds or other consideration and the material terms of the financial arrangements for the control share acquisition; plans or proposals of the acquiring person (including plans or proposals under consideration) to (1) liquidate or dissolve the issuing public corporation, (2) sell all or a substantial part of its assets, or merge it or exchange its shares with any other person, (3) change the location of its principal place of business or its principal executive office or a material portion of its business activities, (4) change materially its management or policies of employment, (5) change materially its charitable or community contributions or its policies, programs, or practices relating thereto, (6) change materially its relationship with suppliers or customers or the communities in which it operates, or (7) make any other material change in its business, corporate structure, management or personnel; and other objective facts as would be substantially likely to affect the decision of a shareholder with respect to voting on the control share acquisition.

If any material change occurs in the facts set forth in the information statement, including but not limited to any material increase or decrease in the number of shares of the issuing public corporation acquired or proposed to be acquired by the persons identified pursuant to paragraph (a), the acquiring person shall promptly deliver to the issuing public corporation at its principal executive office an amendment to the information statement containing information relating to the material change. An increase or decrease or proposed increase or decrease equal, in the aggregate for all persons identified pursuant to paragraph (a), to one percent or more of the total number of outstanding shares of any class or series of the issuing public corporation shall be deemed "material" for purposes of this paragraph; an increase or decrease or proposed increase or decrease of less than this amount may be material, depending upon the facts and circumstances.

SUBD. 3. MEETING OF SHAREHOLDERS. If the acquiring person so requests in writing at the time of delivery of an information statement pursuant to subdivision 2, and has made, or has made a bona fide written offer to make, a control share acquisition and gives a written undertaking to pay or reimburse the issuing public corporation's expenses of a special meeting, except the expenses of the issuing public corporation in opposing according voting rights with respect to shares acquired or to be acquired in the control share acquisition, within ten days after receipt by the issuing public corporation of the information statement, a special meeting of the shareholders of the issuing public corporation shall be called pursuant to section 302A.433, subdivision 1, for the sole purpose of considering the voting rights to be accorded to shares referred to in subdivision 1, paragraph (b), acquired or to be acquired pursuant to the control share acquisition. The special meeting shall be held no later than 55 days after receipt of the information statement and written undertaking to pay or reimburse the issuing public corporation's expenses of the special meeting, unless the acquiring person agrees to a later date. If the acquiring person so requests in writing at the time of delivery of the information statement, (1) the special meeting shall not be held sooner than 30 days after receipt by the issuing public corporation of the information statement and (2) the record date for the meeting must be at least 30 days prior to the date of the meeting. If no request for a special meeting is made, consideration of the voting rights to be accorded to shares referred to in subdivision 1, paragraph (b), acquired or to be acquired pursuant to the control share acquisition shall be presented at the next special or annual meeting of the shareholders of which notice has not been given, unless prior thereto the matter of the voting rights becomes moot. The issuing public corporation is not required to have the voting rights to be accorded to shares acquired or to be acquired according to a control share acquisition considered at the next special or annual meeting of the shareholders unless it has received the information statement and documents required by subdivision 4 at least 55 days before the meeting. The notice of the meeting shall at a minimum be accompanied by a copy of the information statement (and a copy of any amendment to the information statement previously delivered to the issuing public corporation) and a statement disclosing that the board of the issuing public corporation recommends approval of, expresses no opinion and is remaining neutral toward, recommends rejection of, or is unable to take a position with respect to according voting rights to shares referred to in subdivision 1, paragraph (b), acquired or to be acquired in the control share acquisition. The notice of meeting shall be given at least ten days prior to the meeting. Any amendments to the information statement received after mailing of the notice of the meeting must be mailed promptly to the shareholders by the issuing public corporation.

SUBD. 4. FINANCING. Notwithstanding anything to the contrary contained in this chapter, no call of a special meeting of the shareholders of the issuing public corporation shall be made pursuant to subdivision 3 and no consideration of the voting rights to be accorded to shares referred to in subdivision 1, paragraph
(b), acquired or to be acquired pursuant to a control share acquisition shall be presented at any special or annual meeting of the shareholders of the issuing public corporation unless at the time of delivery of the information statement pursuant to subdivision 2, the acquiring person shall have entered into, and shall deliver to the issuing public corporation a copy or copies of, a definitive financing agreement or definitive financing agreements, with one or more responsible financial institutions or other entities having the necessary financial capacity, for any financing of the control share acquisition not to be provided by funds of the acquiring person. A financing agreement is not deemed not definitive for purposes of this subdivision solely because it contains conditions or contingencies customarily contained in term loan agreements with financial institutions.

SUBD. 4A. VOTING RIGHTS. (a) Shares referred to in subdivision 1, paragraph (b), acquired in a control share acquisition shall have the same voting rights as other shares of the same class or series only if approved by resolution of shareholders of the issuing public corporation at a special or annual meeting of shareholders pursuant to subdivision 3.

(b) The resolution of shareholders must be approved by (1) the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote including all shares held by the acquiring person, and (2) the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote excluding all interested shares. A class or series of shares of the issuing public corporation is entitled to vote separately as a class or series if any provision of the control share acquisition would, if contained in a proposed amendment to the articles, entitle the class or series to vote separately as a class or series.

(c) To have the voting rights accorded by approval of a resolution of shareholders, any proposed control share acquisition not consummated prior to the time of the shareholder approval must be consummated within 180 days after the shareholder approval.

(d) Any shares referred to in subdivision 1, paragraph (b), acquired in a control share acquisition that do not have voting rights accorded to them by approval of a resolution of shareholders shall regain their voting rights upon transfer to a person other than the acquiring person or any affiliate or associate of the acquiring person unless the acquisition of the shares by the other person constitutes a control share acquisition, in which case the voting rights of the shares are subject to the provisions of this section.

SUBD. 5. RIGHTS OF ACTION. An acquiring person, an issuing public corporation, and shareholders of an issuing public corporation may sue at law or in equity to enforce the provisions of this section and section 302A.449, subdivision 7.

SUBD. 6. REDEMPTION. Unless otherwise expressly provided in the articles or in bylaws approved by the shareholders of an issuing public corporation, the issuing public corporation shall have the option to call for redemption all but not less than all shares referred to in subdivision 1, paragraph (b), acquired in a control share acquisition, at a redemption price equal to the market value of the shares at the time the call for redemption is given, in the event (1) an information statement has not been delivered to the issuing public corporation by the acquiring person by the tenth day after the control share acquisition, or
(2) an information statement has been delivered but the shareholders have voted not to accord voting rights to such shares pursuant to subdivision 4a, paragraph
(b). The call for redemption shall be given by the issuing public corporation within 30 days after the event giving the issuing public corporation the option to call the shares for redemption and the shares shall be redeemed within 60 days after the call is given.

SECTION 302A.011.  DEFINITIONS.

SUBD. 37. ACQUIRING PERSON. "Acquiring person" means a person that makes or proposes to make a control share acquisition. When two or more persons act as a partnership, limited partnership, syndicate, or other group pursuant to any written or oral agreement, arrangement, relationship, understanding, or otherwise for the purposes of acquiring, owning, or voting shares of an issuing public corporation, all members of the partnership, syndicate, or other group constitute a "person."

"Acquiring person" does not include (a) a licensed broker/dealer or licensed underwriter who (1) purchases shares of an issuing public corporation solely for purposes of resale to the public and (2) is not acting in concert with an acquiring person, or (b) a person who becomes entitled to exercise or direct the exercise of a new range of voting power within any of the ranges specified in section 302A.671, subdivision 2, paragraph (d), solely as a result of a repurchase of shares by, or recapitalization of, the issuing public corporation or similar action unless (1) the repurchase, recapitalization, or similar action was proposed by or on behalf of, or pursuant to any written or oral agreement, arrangement, relationship, understanding, or otherwise with, the person or any affiliate or associate of the person or (2) the person thereafter acquires beneficial ownership, directly or indirectly, of outstanding shares entitled to vote of the issuing public corporation and, immediately after the acquisition, is entitled to exercise or direct the exercise of the same or a higher range of voting power under section 302A.671, subdivision 2, paragraph (d), as the person became entitled to exercise as a result of the repurchase, recapitalization, or similar action.

SUBD. 38. CONTROL SHARE ACQUISITION. "Control share acquisition" means an acquisition, directly or indirectly, by an acquiring person of beneficial ownership of shares of an issuing public corporation that, except for section 302A.671, would, when added to all other shares of the issuing public corporation beneficially owned by the acquiring person, entitle the acquiring person, immediately after the acquisition, to exercise or direct the exercise of a new range of voting power within any of the ranges specified in section 302A.671, subdivision 2, paragraph (d), but does not include any of the following:

(a) an acquisition before, or pursuant to an agreement entered into before, August 1, 1984;

(b) an acquisition by a donee pursuant to an inter vivos gift not made to avoid section 302A.671 or by a distributee as defined in section 524.1-201, clause
(10);

(c) an acquisition pursuant to a security agreement not created to avoid section 302A.671;

(d) an acquisition under sections 302A.601 to 302A.661, if the issuing public corporation is a party to the transaction;

(e) an acquisition from the issuing public corporation;

(f) an acquisition for the benefit of others by a person acting in good faith and not made to avoid section 302A.671, to the extent that the person may not exercise or direct the exercise of the voting power or disposition of the shares except upon the instruction of others;

(g) an acquisition pursuant to a savings, employee stock ownership, or other employee benefit plan of the issuing public corporation or any of its subsidiaries, or by a fiduciary of the plan acting in a fiduciary capacity pursuant to the plan; or

(h) an acquisition subsequent to January 1, 1991, pursuant to an offer to purchase for cash pursuant to a tender offer all shares of the voting stock of the issuing public corporation:

(i) which has been approved by a majority vote of the members of a committee comprised of the disinterested members of the board of the issuing public corporation formed pursuant to section 302A.673, subdivision 1, paragraph (d), before the commencement of, or the public announcement of the intent to commence, the tender offer; and

(ii) pursuant to which the acquiring person will become the owner of over 50 percent of the voting stock of the issuing public corporation outstanding at the time of the transaction.

For purposes of this subdivision, shares beneficially owned by a plan described in clause (g), or by a fiduciary of a plan described in clause (g) pursuant to the plan, are not deemed to be beneficially owned by a person who is a fiduciary of the plan.

SUBD. 39. ISSUING PUBLIC CORPORATION. "Issuing public corporation" means either:
(1) a publicly held corporation that has at least 50 shareholders; or (2) any other corporation that has at least 100 shareholders, provided that if, before January 1, 1998, a corporation that has at least 50 shareholders elects to be an issuing public corporation by express amendment contained in the articles or bylaws, including bylaws approved by the board, that corporation is an issuing public corporation if it has at least 50 shareholders.

SUBD. 40. PUBLICLY HELD CORPORATION. "Publicly held corporation" means a corporation that has a class of equity securities registered pursuant to section 12, or is subject to section 15(d), of the Securities Exchange Act of 1934.

SUBD. 41. BENEFICIAL OWNER; BENEFICIAL OWNERSHIP. (a) "Beneficial owner," when used with respect to shares or other securities, includes, but is not limited to, any person who, directly or indirectly through any written or oral agreement, arrangement, relationship, understanding, or otherwise, has or shares the power to vote, or direct the voting of, the shares or securities or has or shares the power to dispose of, or direct the disposition of, the shares or securities, except that:

(1) a person shall not be deemed the beneficial owner of shares or securities tendered pursuant to a tender or exchange offer made by the person or any of the person's affiliates or associates until the tendered shares or securities are accepted for purchase or exchange; and

(2) a person shall not be deemed the beneficial owner of shares or securities with respect to which the person has the power to vote or direct the voting arising solely from a revocable proxy given in response to a proxy solicitation required to be made and made in accordance with the applicable rules and regulations under the Securities Exchange Act of 1934 and is not then reportable under that act on a Schedule 13D or comparable report, or, if the corporation is not subject to the rules and regulations under the Securities Exchange Act of 1934, would have been required to be made and would not have been reportable if the corporation had been subject to the rules and regulations.

(b) "Beneficial ownership" includes, but is not limited to, the right to acquire shares or securities through the exercise of options, warrants, or rights, or the conversion of convertible securities, or otherwise. The shares or securities subject to the options, warrants, rights, or conversion privileges held by a person shall be deemed to be outstanding for the purpose of computing the percentage of outstanding shares or securities of the class or series owned by the person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class or series owned by any other person. A person shall be deemed the beneficial owner of shares and securities beneficially owned by any relative or spouse of the person or any relative of the spouse, residing in the home of the person, any trust or estate in which the person owns ten percent or more of the total beneficial interest or serves as trustee or executor or in a similar fiduciary capacity, any corporation or entity in which the person owns ten percent or more of the equity, and any affiliate of the person.

(c) When two or more persons act or agree to act as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, owning, or voting shares or other securities of a corporation, all members of the partnership, syndicate, or other group are deemed to constitute a "person" and to have acquired beneficial ownership, as of the date they first so act or agree to act together, of all shares or securities of the corporation beneficially owned by the person.

SUBD. 42. INTERESTED SHARES. "Interested shares" means the shares of an issuing public corporation beneficially owned by any of the following persons: (1) the acquiring person; (2) any officer of the issuing public corporation; or (3) any employee of the issuing public corporation who is also a director of the issuing public corporation.

SUBD. 43. AFFILIATE. "Affiliate" means a person that directly or indirectly controls, is controlled by, or is under common control with, a specified person.

                                                                     APPENDIX C


                              AMENDED AND RESTATED
                             INFORMATION STATEMENT



March 13, 2001

Board of Directors
Select Comfort Corporation
10400 Viking Drive, Suite 400
Eden Prairie, Minnesota

Ladies and Gentlemen:

     This letter amends and restates the information contained in the Information Statement dated September 18, 2000 and the Supplement to Information Statement dated November 16, 2000 that was provided to Select Comfort Corporation, a Minnesota corporation ("Select Comfort"), by The St. Paul Companies, Inc. ("The St. Paul"), St. Paul Fire and Marine Insurance Company ("F&M"), St. Paul Venture Capital V, LLC ("SPVC V") and St. Paul Venture Capital IV, LLC ("SPVC IV") (collectively, the "Parties"), in connection with the acquisition by SPVC V of 305,000 additional shares of Select Comfort common stock (the "Control Share Acquisition").

A.   IDENTITY AND BACKGROUND.

     The St. Paul is the parent company of F&M. F&M is the 99% owner of SPVC V and SPVC IV. The principal executive offices of each of The St. Paul and F&M is located at 385 Washington Street, St. Paul, Minnesota 55102. Each of The St. Paul and F&M is a Minnesota corporation and is principally engaged in the insurance business.

     Information concerning the directors and executive officers of each of The St. Paul and F&M is set forth in Exhibit A attached to this Information Statement and incorporated herein by reference.

B.   REFERENCE TO STATUTORY SECTION.

     This Information Statement is made pursuant to the requirements of the Minnesota Control Share Acquisition Act contained in Section 302A.671 of the Minnesota Business Corporation Act.

C.   NUMBER AND CLASS OR SERIES OF SHARES OF SELECT COMFORT  BENEFICIALLY OWNED,
     DIRECTLY   OR   INDIRECTLY,   BEFORE   THE   CONTROL   SHARE   ACQUISITION.

     Prior to the consummation of the Control Share Acquisition, the amount of shares of common stock of Select Comfort beneficially owned, directly or indirectly, by each Party was as follows: The St. Paul: 5,972,495 shares; F&M: 5,972,495 shares; SPVC V: 775,039 shares; and SPVC IV: 331,665 shares. Based on 17,824,764 shares of common stock reported as outstanding on July 1, 2000 in Select Comfort's Form 10-Q for the quarter ended July 1, 2000, such ownership by The St. Paul and F&M represents 33.1% of the total issued and outstanding shares of Select Comfort.

     Information concerning the amount of shares of common stock of Select Comfort beneficially owned by directors and executive officers of each of The St. Paul and F&M before the Control Share Acquisition is set forth in Exhibit A attached to this Information Statement and incorporated herein by reference.

D. NUMBER AND CLASS OR SERIES OF SHARES OF SELECT COMFORT ACQUIRED PURSUANT TO THE CONTROL SHARE ACQUISITION AND SPECIFICATION OF THE RANGE OF VOTING POWER IN THE ELECTION OF DIRECTORS THAT, EXCEPT FOR SECTION 302A.671, RESULTS FROM THE CONSUMMATION OF THE CONTROL SHARE ACQUISITION.

     Immediately following the acquisition by SPVC V of the 305,000 shares in the Control Share Acquisition, the amount of shares of common stock of Select Comfort beneficially owned, directly or indirectly, by each of the Parties is follows: The St. Paul: 6,277,495 shares; F&M: 6,277,495 shares; SPVC V:
1,080,039 shares; and SPVC IV: 331,665 shares. Based on 17,824,764 shares of common stock reported as outstanding on July 1, 2000 in Select Comfort's Form 10-Q for the quarter ended July 1, 2000, such ownership by The St. Paul and F&M represents 34.8% of the total issued and outstanding shares of Select Comfort. As a result of the Control Share Acquisition, each of The St. Paul and F&M have voting power in the election of directors that, except for the application of the Minnesota Control Share Act, would be in the 33 1/3% to 50% range, within the meaning of Section 302A.671, subd. 2(d) of the Minnesota Business Corporation Act.

     Information concerning the amount of shares of common stock of Select Comfort beneficially owned by directors and executive officers of each of The St. Paul and F&M after the Control Share Acquisition is set forth in Exhibit A attached to this Information Statement and incorporated herein by reference.

E.   TERMS OF THE CONTROL SHARE ACQUISITION.

     In a series of transactions between September 8, 2000 and September 18, 2000, SPVC V purchased 305,000 shares of Select Comfort common stock in open market brokerage transactions at an average purchase price of $2.87 per share (including brokers' commissions), for an aggregate purchase price of $876,417.50. Corporate funds of SPVC V were used to purchase these shares. Each individual purchase by SPVC V during the period between September 8, 2000 and September 18, 2000 is detailed below.



                           NUMBER OF              PRICE PER SHARE             AGGREGATE PURCHASE
         DATE                SHARES       (INCLUDING BROKERS' COMMISSIONS)          PRICE
----------------------- --------------- ----------------------------------- ---------------------
September 8, 2000              225,000                $2.91                          $653,917.50

September 13, 2000              50,000                $2.69                          $134,375.00

September 18, 2000              30,000                $2.94                           $88,125.00
----------------------- --------------- ----------------------------------- ---------------------


     At the present time, the Parties do not have any definitive plans or proposals to:

     1. liquidate or dissolve Select Comfort,

     2. sell all or a substantial part of its assets or merge it or exchange its shares with any other person,

     3. change the location of its principal place of business or its principal executive office or of a material portion of its business activities,

     4. change materially its management or policies of employment,

     5. change materially its charitable or community contributions or its policies, programs, or practices relating thereto,

     6. change materially its relationship with suppliers or customers or the communities in which it operates, or

     7. make any other material change in its business, corporate structure, management or personnel.

F.   TRANSACTIONS AFTER THE CONTROL SHARE ACQUISITION.

     On November 15, 2000, SleepTec, Inc., a Delaware corporation ("SleepTec"), SPVC IV, SPVC V, St. Paul Venture Capital VI, LLC ("SPVC VI") and Select Comfort entered into an Asset Purchase Agreement, dated effective as of November 10, 2000, pursuant to which SleepTec agreed to sell certain assets to Select Comfort. As part of the purchase price, Select Comfort issued SleepTec a five-year convertible debenture in the principal amount of $4,000,000. This debenture is convertible at the election of the holder at any time into shares of common stock of Select Comfort based on an initial conversion price of $5.50 per share.

     The St. Paul, F&M, SPVC V and SPVC IV are majority stockholders of SleepTec. SPVC V loaned $4,540,000 to SleepTec in the form of convertible promissory notes. SleepTec transferred the debenture to SPVC V as repayment of these notes. As a result of this transaction, The St. Paul, F&M and SPVC V may be deemed to beneficially own 727,273 shares of common stock of Select Comfort with respect to the debenture.

     We would be pleased to answer any questions you may have concerning the matters discussed above.

Sincerely,


THE ST PAUL COMPANIES, INC.           ST. PAUL FIRE AND MARINE INSURANCE COMPANY

By: /s/ Bruce A. Backberg              By: /s/ Bruce A. Backberg
   ----------------------------          -------------------------------
        Bruce A. Backberg                      Bruce A. Backberg

Its:    Senior Vice President          Its:    Senior Vice President


ST. PAUL VENTURE CAPITAL V, LLC       ST. PAUL VENTURE CAPITAL IV, LLC

By:                                   By:
    ---------------------------          -------------------------------



Its:                                  Its:
   ----------------------------          -------------------------------

                                                                     EXHIBIT A



                       DIRECTORS AND EXECUTIVE OFFICERS OF
                        THE ST. PAUL COMPANIES, INC. AND
                   ST. PAUL FIRE AND MARINE INSURANCE COMPANY


The names and present principal occupations of the directors and executive officers of The St. Paul Companies, Inc. and St. Paul Fire and Marine Insurance Company are set forth below. All of the individuals listed below are citizens of the United States except Douglas West Leatherdale, who is a citizen of Canada, and David John, who is a citizen of the United Kingdom.

THE ST. PAUL COMPANIES, INC.

                                          PRESENT                                 SHARES OF         DESCRIPTION OF ANY CONTRACT,
                                         PRINCIPAL                                SELECT COMFORT    ARRANGEMENT, UNDERSTANDING OR
                        POSITION WITH    OCCUPATION                               BENEFICIALLY      RELATIONSHIP WITH RESPECT TO
      NAME              THE ST. PAUL    OR EMPLOYMENT    BUSINESS ADDRESS         OWNED             ANY SECURITIES OF SELECT COMFORT
------------------      ------------    --------------   ------------------       -----------       --------------------------------
H. Furlong Baldwin      Director         Chairman,       Mercantile                    0                           None
                                         Mercantile      Bankshares
                                         Bankshares      Corporation
                                         Corporation     2 Hopkins Plaza
                                                         Baltimore, MD 21201

John H. Dasburg         Director         President       Northwest                     0                           None
                                         and Chief       Airlines, Inc.
                                         Executive       Northwest Drive
                                         Officer,        St. Paul, MN 55111-3034
                                         Northwest
                                         Airlines,
                                         Inc.

W. John Driscoll        Director         Former          Rock Island                   0                           None
                                         Chairman and    Company
                                         Chief           332 Minnesota St.
                                         Execute         Suite 2090
                                         Officer,        St. Paul, MN 55101-1308
                                         Rock Island
                                         Company

Kenneth Marc            Director         Chairman and    The Duberstein Group          0                           None
Duberstein                               Chief           2100 Pennsylvania Ave. NW
                                         Executive       Suite 500
                                         Officer, The    Washington, DC 20037
                                         Duberstein
                                         Group

Pierson                 Director         Retired         4900 IDS Center               0                           None
MacDonald Grieve                         Chairman and    80 South 8th Street
                                         Chief           Minneapolis, MN 55402
                                         Executive
                                         Officer,
                                         Ecolab, Inc.

Thomas R. Hodgson       Director         Former          225 E. Deerpath               0                           None
                                         President       Suite 222
                                         and Chief       Lake Forest, IL 60045
                                         Operating
                                         Officer,
                                         Abbott
                                         Laboratories

Sir David G.            Director         Chairman,       The BOC Group                 0                           None
John, KCMG                               The BOC         Chertsey Road
                                         Group PLC       Windlesham
                                                         Surrey GU20 6HG
                                                         England

William Hugh            Director         President,      Minnesota Public Radio        1000                         None
Kling                                    Minnesota       45 E. 7th Street
                                         Public          St. Paul, MN 55105
                                         Radio,
                                         President,
                                         Minnesota
                                         Communications
                                         Group and
                                         President,
                                         Greenspring
                                         Company

Douglas West            Chairman,        Chairman,       385 Washington Street            0                         None
Leatherdale             President,       President,      St. Paul, MN 55102
                        CEO and          CEO and
                        Director         Director of
                                         The St. Paul

Bruce King              Director         President       5109 Yuma Place, NW              0                         None
MacLaury                                 Emeritus,       Washington, DC 20016
                                         The
                                         Brookings
                                         Institution

Glen D. Nelson          Director         Vice            Medtronic, Inc.                  0                         None
                                         Chairman,       710 Medtronic Pkwy. NE
                                         Medtronic,      Minneapolis, MN 55432
                                         Inc.

Anita Marie             Director         President,      The Bush Foundation              0                         None
Pampusch                                 The Bush        E-900 First National
                                         Foundation      Bank Building
                                                         332 Minnesota Street
                                                         St. Paul, MN 55101

Gordon M.               Director         President       Allina Health                    0                         None
Sprenger                                 and Chief       Systems, Inc.
                                         Executive       P.O. Box 9310
                                         Officer,        Minneapolis, MN 55440-9310
                                         Allina
                                         Health
                                         Systems, Inc.

Bruce Allen             Sr. Vice         Sr. Vice        385 Washington Street            0                         None
Backberg                President        President &     St. Paul, MN 55102
                        &                Corporate
                        Corporate        Secretary of
                        Secretary        The St. Paul

Karen L. Himle          Sr. Vice         Sr. Vice        385 Washington Street            0                         None
                        President-       President-      St. Paul, MN 55102
                        Corporate        Corporate
                        Affairs          Affairs of
                                         The St. Paul

Thomas Andrew           Sr. Vice         Sr. Vice        385 Washington Street            0                         None
Bradley                 President-       President-      St. Paul, MN 55102
                        Corporate        Corporate
                        Controller       Controller
                                         of The St.
                                         Paul

Laura L. Gagnon         Vice             Vice            385 Washington Street            0                         None
                        President-       President-      St. Paul, MN 55102
                        Finanace         Finanace
                        &                & Investor
                        Investor         Relations of
                        Relations        The St. Paul

Paul James Liska        Executive        Executive       385 Washington Street            0                         None
                        Vice             Vice            St. Paul, MN 55102
                        President        President
                        and Chief        and Chief
                        Financial        Financial
                        Officer          Officer of
                                         The St. Paul

John A. MacColl         Executive        Executive       385 Washington Street            0                         None
                        Vice             Vice            St. Paul, MN 55102
                        President        President
                        and              and General
                        General          Counsel of
                        Counsel          The St. Paul

David Nachbar           Sr. Vice         Sr. Vice        385 Washington Street            0                         None
                        President-       President       St. Paul, MN 55102
                        Human            Human
                        Resources        Resources of
                                         The St. Paul

Mark Lindell            Sr. Vice         Sr. Vice        St. Paul Syndicate               0                         None
Pabst                   President        President of    Management
                                         The St. Paul    60 Gracechurch Street
                                                         London EC3V 0HR
                                                         England


ST. PAUL FIRE AND MARINE INSURANCE COMPANY


                                          PRESENT                                 SHARES OF         DESCRIPTION OF ANY CONTRACT,
                                         PRINCIPAL                                SELECT COMFORT    ARRANGEMENT, UNDERSTANDING OR
                        POSITION WITH    OCCUPATION                               BENEFICIALLY      RELATIONSHIP WITH RESPECT TO
      NAME              THE ST. PAUL    OR EMPLOYMENT    BUSINESS ADDRESS         OWNED             ANY SECURITIES OF SELECT COMFORT
------------------      ------------    --------------   ------------------       -----------       --------------------------------
Bruce Allen             Sr. Vice         Sr. Vice        385 Washington Street            0                         None
Backberg                President        President &     St. Paul, MN 55102
                        &                Corporate
                        Corporate        Secretary of
                        Secretary        F&M

Thomas Andrew           Sr. Vice         Sr. Vice       385 Washington Street             0                         None
Bradley                 President-       President-     St. Paul, MN 55102
                        Finance &        Finance &
                        Corporate        Corporate
                        Planning         Planning &
                        &                Development
                        Development      of F&M

Michael James           Executive        Executive       385 Washington                   0                         None
Conroy                  Vice             Vice            St. Paul, MN 55102
                        President,       President,
                        Chief            Chief
                        Administrative   Administrative
                        Officer and      Officer and
                        Director         Director of
                                         F&M

James Francis           Sr. Vice         Sr. Vice        St. Paul Re, Inc.                0                         None
Duffy                   President        President of    195 Broadway
                                         F&M             New York, NY 10007


Karen L. Himle          Sr. Vice         Sr. Vice        385 Washington Street            0                         None
                        President-       President-      St. Paul, MN 55102
                        Corporate        Corporate
                        Affairs          Affairs of
                                         F&M

Robert Jule             Sr. Vice         Sr. Vice        385 Washington Street            0                         None
Lamendola               President        President of    St. Paul, MN 55102
                                         F&M

Douglas West            Chairman,        Chairman,       385 Washington Street            0                         None
Leatherdale             President,       President,      St. Paul, MN 55102
                        CEO and          CEO and
                        Director         Director of
                                         The St. Paul


Stephen Wright          Executive        Executive       385 Washington Street          600                         None
Lilienthal              Vice             Vice            St. Paul, MN 55102
                        President        President
                        and              and Director
                        Director         of F&M

Paul James Liska        Executive        Executive       385 Washington Street            0                         None
                        Vice             Vice            St. Paul, MN 55102
                        President,       President,
                        Chief            Chief
                        Financial        Financial
                        Officer          Officer and
                        and              Director of
                        Director         F&M

John A. MacColl         Executive        Executive       385 Washington Street            0                         None
                        Vice             Vice            St. Paul, MN 55102
                        President        President
                        and              and General
                        General          Counsel of
                        Counsel          F&M

T. Michael Miller       Sr. Vice         Sr. Vice        385 Washington Street            0                         None
                        President-       President       St. Paul, MN 55102
                        Global           Global
                        Products,        Products,
                        and              and Director
                        Director         of F&M

Janet Rajala            Sr. Vice         Sr. Vice        385 Washington Street            0                         None
Nelson                  President        President &     St. Paul, MN 55102
                        & Chief          Chief Risk
                        Risk             Officer of
                        Officer          F&M

Mark Lindell            Sr. Vice         Sr. Vice        St. Paul Syndicate               0                         None
Pabst                   President        President of    Management
                                         The St. Paul    60 Gracechurch Street
                                                         London EC3V 0HR
                                                         England

Kent D. Urness          Sr. Vice         Sr. Vice        385 Washington Street            0                         None
                        President-       President-      St. Paul, MN 55102
                        Global           Global
                        Products         Products and
                        and              Director of
                        Director         F&M

                                                                     APPENDIX D


                       [Letterhead of Duff & Phelps, LLC]


June 5, 2001



Board of Directors
Select Comfort Corporation
6105 Trenton Lane North
Minneapolis, MN 55442

Gentlemen:

Duff & Phelps, LLC ("Duff & Phelps") has been retained to serve as financial advisor to Select Comfort Corp. ("Select Comfort" or the "Company") to provide an opinion as to whether the terms of a proposed sale ("Proposed Transaction") of between $8.0 million and $12.0 million of newly issued convertible debentures with associated warrants is fair to the Company from a financial point of view.

Duff & Phelps had previously been retained in connection with assessing the fairness, from a financial point of view, of the terms of a guaranty related to a financing of senior debt which was ultimately unsuccessful. Duff & Phelps Securities, LLC, a subsidiary of Duff & Phelps, had assisted Select Comfort in pursuing such financing.

DESCRIPTION OF PROPOSED TRANSACTION

In the Proposed Transaction, the Company will sell between $8.0 million and $12.0 million of Senior Secured Convertible Debentures ("Debentures") with associated warrants to a group of investors for the equivalent dollar proceeds. Proceeds of the sale will be used for working capital and operating purposes. The major terms of the Debentures include:

     o    8% coupon, payable annually.
     o Convertible into Select Comfort common stock at a conversion price ("Conversion Price") of $1.00 per share, subject to anti-dilution provisions.
     o    5-year term.
     o Secured by the Company's tangible and intangible assets; however, the Company has the right to grant a senior position to a lender to Select Comfort of up to $5 million, subject to certain approvals.
     o Automatically convertible into shares of common stock anytime after the first year if the closing price of the common stock equals or exceeds $4.00 per share (subject to certain anti-dilution adjustments) for at least ten out of twenty consecutive trading days, or

Select Comfort Corporation
Page 2 of 4
June 5, 2001


          should holders of at least 67% of the then outstanding principal amount of the Debentures consent.
     o Reset of Conversion Price (which will result in an increase of the number of shares of common stock issuable upon conversion of the Debentures) if (i) the average closing price for the Company's common stock for the ten consecutive trading days ending on October 31, 2001 ("Ten Day Average") is below the then Conversion Price or (ii) in the event of a sale of the Company's securities for less than the then current Conversion Price. In the event of (i) the Conversion Price would be adjusted on October 31, 2001 to the Ten Day Average, and in the event of (ii) the Conversion Price would be adjusted to the price at which the Company's securities are sold.
     o Optional prepayment with the consent of holders of at least 67% of the then outstanding principal amount of the Debentures.

Investors in the Debentures will also receive 400.00 warrants to purchase common stock ("Warrants") per $1,000 invested. The major terms of the Warrants include:

     o Each Warrant is exercisable into one share of the common stock of Select Comfort, subject to adjustment.
     o    Exercise price of $1.00, subject to anti-dilution provisions.
     o    5 year term.
     o Reset of exercise price in the event the Conversion Price of the Debentures is reset; upon such event, the exercise price will be reset to the new Conversion Price of the Debentures. In such event, the number of shares of common stock into which the common stock is exercisable will also be adjusted.

The Debentures, Warrants and common stock to be received upon conversion of Debentures or exercise of Warrants are not registered under the Securities Act and are legended. Common stock issued upon conversion of the Debentures or exercise of Warrants has certain registration rights.

SCOPE OF ANALYSIS

As background for our analysis, we discussed the Company's history, current operations, and future outlook with senior management of Select Comfort and Pat Hopf, chairman of the Board of Directors of Select Comfort and president of St. Paul Venture Capital, Inc. Our financial analysis was based on Select Comforts's filings on Form 10-K for the years ended December 31, 1998-2000; registration statement on Form S-1 dated December 3, 1998 (including audited financial statements for the year ended December 31, 1997); press release including unaudited financial statements for the three months ended March 31, 2001; preliminary results for the month ended April 30, 2001; internal monthly financial statements for the year ended December 31, 2000 and the four months ended April 30, 2001; other publicly available SEC filings for the Company; management monthly operating and financial projections for the year ending December 31, 2001; and other internal data provided by management. We reviewed documents related to the Proposed Transaction, including drafts of the following: term sheet (dated 5/1/01);

Select Comfort Corporation
Page 3 of 4
June 5, 2001

form of Senior Secured Convertible Note (dated 5/30/01); Note Purchase Agreement (dated 5/30/01); Warrant Agreement (dated 5/30/01); Registration Rights Agreement (dated 5/31/01); Guaranty (dated 5/15/01); Pledge Agreement (dated 5/15/01); Patent and Trademark Security Agreement-Parent (dated 5/18/01); and Security Agreement-Parent and Securities Agreement-Subsidiaries (dated 5/21/01).

In performing our analysis and rendering our opinion, we relied upon the accuracy and completeness of all information provided to us, whether obtained from public or private sources, including Company management, and did not attempt to independently verify such information. We note that nothing has come to our attention in the course of our analysis to make us believe that it is not reasonable to rely on the information described above, including projections and reports of Select Comfort management. Our opinion further assumes that information supplied and representations made by the Company and management are substantially accurate regarding the Company and the background and terms of the Proposed Transaction. Additional financial information and data on similar transactions used in our analysis were obtained from regularly published financial and investment sources. We did not independently verify the information obtained from management nor that obtained from investment sources. Duff & Phelps has not undertaken an independent appraisal of the assets of the Company. Our opinion is necessarily based upon market, economic, financial and other conditions as they exist and can be evaluated as of this date.

In arriving at our conclusions of the fairness of the Proposed Transaction, we reviewed the Company's historical and projected financial statements and its need for capital, as well as the Company's prior efforts to raise funding. We compared the fair market value of the Debentures and Warrants to the funds received for the securities. The fair market value of Debentures and Warrants were determined using generally accepted option pricing and other financial models. Duff & Phelps also compared the terms of the Proposed Transaction to the terms of recent transactions deemed comparable, in whole or in part, to the Proposed Transaction.

It is understood that this letter is only for the information of the Board of Directors of the Company. Except as required under the disclosure requirements of the securities laws and other applicable laws or legal process, this letter may not be quoted or referred to, in whole or in part, in any written document or used for any other purpose without the prior consent of Duff & Phelps.

Select Comfort Corporation
Page 4 of 4
June 5, 2001

CONCLUSION

Based upon and subject to the foregoing, it is our opinion as of the date hereof that the terms of the Proposed Transaction are fair, from a financial point of view, to the Company and its shareholders.

Respectfully submitted,

/s/ Duff & Phelps, LLC

Duff & Phelps, LLC

ESB/lah

                                                 SELECT COMFORT CORPORATION
                 [LOGO]
                                               ANNUAL MEETING OF SHAREHOLDERS

                                                   TUESDAY, JULY 17, 2001
                                               3:00 P.M. CENTRAL DAYLIGHT TIME

                                               HILTON HOTEL MINNEAPOLIS NORTH
                                                     2200 FREEWAY BLVD.
                                              BROOKLYN CENTER, MINNESOTA 55430










[LOGO]  SELECT COMFORT CORPORATION
        6105 TRENTON LANE NORTH
        MINNEAPOLIS, MINNESOTA 55442                                       PROXY
--------------------------------------------------------------------------------

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                   SELECT COMFORT CORPORATION FOR USE AT THE
          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 17, 2001.

The undersigned hereby appoints William R. McLaughlin and Mark A. Kimball (collectively, the "Proxies"), and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Select Comfort Corporation to be held on July 17, 2001 and at any adjournment or postponement thereof. Such shares will be voted as directed with respect to the proposals listed on the reverse side hereof and in the Proxies' discretion as to any other matter that may properly come before the meeting or at any adjournment or postponement thereof.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE. WHEN PROPERLY SIGNED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL VOTED FOR ITEMS 1, 2, 3, 4, 5, 6 and 7.


                      SEE REVERSE FOR VOTING INSTRUCTIONS.

                              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3, 4, 5, 6 AND 7.

1.   Election of directors:   01  Thomas J. Albani      02  David T. Kollat     [ ] Vote FOR all nominees    [ ] Vote WITHHELD
                              03 William R. McLaughlin                              (except as marked)           from all nominees


(INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,        ----------------------------------------------------
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)        |                                                  |
                                                                                ----------------------------------------------------

                                                           PLEASE FOLD HERE
------------------------------------------------------------------------------------------------------------------------------------

2.   Proposal to grant voting rights to The St. Paul Companies, Inc. and
     its affiliates under the Minnesota Control Share Acquisition Act.          [ ] For           [ ] Against       [ ] Abstain

3.   Proposal to approve the issuance of up to $12 million of Senior Secured
     Convertible Notes and related warrants.                                    [ ] For           [ ] Against       [ ] Abstain

4.   Proposal to amend the 1997 Employee Stock Purchase Plan.                   [ ] For           [ ] Against       [ ] Abstain

5.   Proposal to amend the 1999 Employee Stock Purchase Plan.                   [ ] For           [ ] Against       [ ] Abstain

6.   Proposal to approve the performance goals under the Select Comfort
     Corporation Executive and Key Employee Incentive Plan.                     [ ] For           [ ] Against       [ ] Abstain

7.   Proposal to ratify the appointment of KPMG LLP, certified public accountants, as independent auditors for the fiscal year ending
     December 29, 2001.                                                         [ ] For           [ ] Against       [ ] Abstain


WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box   [ ]
Indicate changes below:                     Date
                                                 ---------------------------

                                                 -------------------------------
                                                 |                             |
                                                 -------------------------------



                    Signature(s) in Box
                    Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.